Madison Bond Fund, Inc.
              6411 Mineral Point Road
              Madison, Wisconsin 53705
              800-767-0300
              May 1, 1997

Dear Shareholder:

We are pleased to announce the most important change made for the shareholders of Madison Bond Fund, Inc. since our founding in 1990. It has been our desire to further the growth of the fund, give wider exposure to our investment record, offer more services and hopefully to reduce operating costs. Madison Investment Advisors, Inc.
(actually, its subsidiary, Bankers Finance Advisors, LLC) has been named as the investment advisor to a "family of funds" including GIT Income Trust, a mutual fund which offers several series of taxable bond funds. In order to accomplish these goals, the management and Directors of your fund and the Trustees of the GIT Income Trust all recommend that your fund merge with a newly created series of GIT Income Trust established solely for this purpose. The important enclosed Prospectus/Proxy Statement requires your immediate attention.

The management of your fund will not change The persons now responsible for the day-to-day management of the fund under the direction of Madison's investment committee will continue to be responsible for the merged fund.
The investment philosophy will remain the same.
The merged fund will offer more shareholder services and be available for sale in many more states, thus providing much broader exposure, and it will have no sales loads or distribution fees!

The Advantages

o The merged fund's sales loads and 12b-1 fee will be elimited entirely, immediatly reducing fund expenses by
 .25%.
o You will have the ability to "switch" to two money market funds as well as equity funds, other bond funds and tax-free income funds.
o You will now enjoy our own customer service staff and new services, such as 24-hour telephone access to account information and other state of the art account service features.

Annual Meeting & Questions

Naturally, we're excited about the changes facing our fund and the numerous new services we'll be able to offer. We are always available to discuss the merger and its implications. Please plan on attending our Annual Meeting on May 28, 1997. Or, please call us with any questions if you're unable to attend.

PLEASE REVIEW THE ENCLOSED PROSPECTUS/PROXY STATEMENT
AND SEND US YOUR VOTED PROXY AS SOON AS POSSIBLE.

Thank you.

Sincerely,

(signature)
Frank E. Burgess
President, Madison Bond Fund, Inc.
and Madison Investment Advisors, Inc.

Sincerely.

(signature)
Katherine L. Frank
President, GIT Income Trust

                           Madison Bond Fund, Inc.
                           6411 Mineral Point Road
                            Madison, Wisconsin 53705

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 28, 1997


Notice is hereby given that the Annual Meeting of Shareholders (the "Meeting") of the Madison Bond Fund (the
"Madison Fund") will be held at the Radisson Inn, 517 Grand
Canyon Drive, Madison, Wisconsin, on Wednesday, May 28, 1997, at 4:00 p.m. for the following purposes:

1. To consider and act upon the Agreement and Plan of Merger (the "Plan") dated as of April 1, 1997 providing for the acquisition of substantially all of the assets of the Madison Fund by the GIT Madison Bond Fund
         Portfolio (the "GIT Fund"), a newly formed series of GIT Income Trust (the "Trust"), in exchange for shares of the GIT Fund and the assumption by the GIT Fund of certain identified liabilities of the Madison Fund, and for distribution of such shares of the GIT Fund to shareholders of the Madison Fund.

     2. To elect four (4) directors to serve until the next Annual Meeting of Shareholders, or until their successors are duly elected and qualified, or the Madison Fund's earlier Merger; and

     3. To approve or disapprove the continuation of the Investment Advisory Agreement between the Madison Fund and Madison Investment Advisors, Inc.; and

     4. To ratify or reject the selection of Williams, Young & Associates, LLC as auditors of the Madison
Fund for the fiscal year ending December 31, 1997 or its earlier Merger; and

     5. To transact any other business as may properly come before the meeting or any adjournments thereof.

The Directors of the Madison Fund have fixed the close of business on March 31, 1997 as the record date for the determination of shareholders of the Madison Fund entitled to notice of and to vote at this Meeting or any adjournment thereof.

Important

Your vote is important and all Shareholders are asked to be present in person or by proxy. If you are unable to attend the meeting in person, we urge you to complete, sign, date and return the enclosed proxy as soon as possible using the enclosed stamped envelope. Sending the proxy will not prevent you from personally voting your shares at the Meeting since you may revoke your proxy by advising the Secretary of the Madison Fund in writing (by subsequent proxy or otherwise) of such revocation at anytime before it is voted.

 By Order of the Board of Directors,

(signature)

Katherine L. Frank
Vice President/Secretary
Madison, Wisconsin
May 1, 1997

PROSPECTUS/PROXY STATEMENT DATED MAY 1, 1997

                 Acquisition of Assets of

                  Madison Bond Fund, Inc.
                  6411 Mineral Point Road
                  Madison, Wisconsin 53705
                   1-800-767-0300

             By and in Exchange for Shares of

                 The Madison Bond Fund Portfolio
                             of
                      GIT Income Trust
              1655 Ft. Myer Drive, Suite 1000
                 Arlington, Virginia 22209
                       1-800-336-3063

This Prospectus/Proxy Statement is being furnished to shareholders of Madison Bond Fund, Inc. (the "Madison
Fund") in connection with a proposed Agreement and Plan of Merger (the "Plan"), to be submitted to shareholders of the Madison Fund for consideration at the Annual Meeting of Shareholders to be held at the Radisson Inn, 517 Grand Canyon Drive, Madison, Wisconsin on Wednesday, the 29th of May, 1997 at 4:00 p.m., and any adjournments thereof (the "Meeting"). The Plan provides for substantially all of the assets of the Madison Fund to be acquired by the Madison Bond Fund Portfolio, a series of GIT Income Trust (the "GIT Fund"), in exchange for shares of the GIT Fund and the assumption by the GIT Fund of certain identified liabilities of the Madison Fund (hereinafter referred to as the "Merger"). Following the Merger, shares of the GIT Fund will be distributed to shareholders of the Madison Fund.
For economic purposes, the Madison Fund will continue as the GIT Fund in light of the similarities in management, investment policies and other factors. As a legal, entity, however, the Madison Fund will not continue after the Merger. As a result of the proposed Merger, each shareholder of the Madison Fund will receive that number of shares of the GIT Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of the Madison Fund, calculated as set forth in the Plan. The Merger is being structured as a tax-free reorganization for federal income tax purposes.

The GIT Investment Fund family is expected to be renamed "Mosaic Funds" prior to the Merger. The merged fund is expected to be known as Mosaic Income Trust, Mosaic Bond Fund.

As of the date of the Merger, GIT Income Trust is an open-end diversified management investment company comprised of three series, one of which, the GIT Fund, is a party to the Merger.

The GIT Fund and the Madison Fund have identical investment objectives and substantially similar policies and investment restrictions. Both Funds seek production of current income consistent with their quality standards and preservation of capital. Both funds seek to achieve their objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments. Both funds will invest at least 65% of their assets in bonds with the total portfolio having an average dollar weighted maturity of ten years or less.

This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the GIT Fund that shareholders of the Madison Fund should know before voting on the Merger or investing in the GIT Fund. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference.
A Statement of Additional Information dated May 1, 1997, relating to this Prospectus/Proxy Statement and the Merger, incorporating by reference the financial statements of the Madison Fund dated December 31, 1996, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by calling or writing to the Trust at the address and phone number listed on the cover page of this Prospectus/Proxy Statement.


The Prospectus of the Madison Fund dated February 28, 1997 is incorporated herein in its entirety by reference. A copy of the Prospectus, a Statement of Additional Information dated the same date and the Annual Report for the fiscal year ended December 31, 1996 are available upon request without charge by writing the Madison Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling 608-274-0300 or toll-free 800-767-0300.

Also accompanying this Prospectus/Proxy Statement as Exhibit
A is a copy of the Plan for the proposed Merger.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY
OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                                    Page
  SUMMARY............................................ 4
   Proposed Merger................................... 4
   Comparison of Expenses............................ 5
   Tax Consequences.................................. 7
   Investment Objectives and Policies................ 7
   Total Return Performances of the Funds............ 7
   Management; Advisory Fees and Expense Ratios...... 7
   Distribution; Sales Charges....................... 8
   Purchase and Redemption Procedures................ 8
   Exchange Privileges............................... 9
   Dividend Policy................................... 9

  RISKS.............................................. 9

  MANAGEMENT OF THE FUNDS............................10

  MATERIAL PROVISIONS OF THE PROPOSED TRANSACTION....10

  INFORMATION ABOUT THE MERGER.......................10
   Plan of Merger....................................10
   Capitalization....................................11

  REASONS FOR THE MERGER PLAN........................12

  DESCRIPTION OF SHARES OF THE GIT
  FUND AND THE MADISON FUND..........................13

  FEDERAL INCOME TAX CONSEQUENCES....................13

  COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS....14
   Form of Organization..............................14
   Capitalization and Shareholder Liability..........15
   Shareholder Meetings and Voting Rights............15
   Liquidation or Dissolution........................16

  ADDITIONAL INFORMATION.............................16
   Madison Fund......................................16
   GIT Fund..........................................16
     About GIT Income Trust..........................16
     Financial Highlights............................17
     Investment Objective............................17
     Investment Policies.............................17
     Management of the Trust.........................21
     The Trust and Its Shares........................22
     Dividends.......................................22
     Performance Information.........................22
     Taxes...........................................23
     Net Asset Value.................................24
     How to Purchase and Redeem Shares...............24

  OTHER BUSINESS.....................................29
   Election of Directors.............................29
   Approval of Advisory Agreement....................32
   Ratification of Auditors..........................33

  VOTING INFORMATION.................................34
   Notice to Banks, Broker-Dealers and Voting........35
   Trustees and Their Nominees.......................36

     SUMMARY

THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE
ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS
PROSPECTUS/PROXY STATEMENT (INCLUDING THE DOCUMENTS
INCORPORATED THEREIN BY REFERENCE), AND TO THE EXTENT NOT
INCONSISTENT WITH SUCH ADDITIONAL INFORMATION, THE
PROSPECTUS OF THE MADISON BOND FUND DATED FEBRUARY 28, 1997,
AND THE PLAN, A COPY OF WHICH IS ATTACHED TO THIS
PROSPECTUS/PROXY STATEMENT AS EXHIBIT A.

Proposed Merger. The Plan provides for the transfer of substantially all of the assets of the Madison Bond Fund, Inc. ("the Madison Fund"), in exchange for shares of the Madison Bond Fund Portfolio ("the GIT Fund"), a newly formed series of GIT Income Trust, and the assumption by the GIT Fund of certain identified liabilities of the Madison Fund. The Plan also calls for the distribution of shares of the GIT Fund to the Madison Fund shareholders. (The transaction is referred to in this Prospectus/Proxy Statement as the "Merger.") As a result of the Merger, each shareholder of record of the Madison Fund will become the record holder of that number of full and fractional shares of the GIT Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder's shares of the Madison Fund, calculated as set forth in the Plan, as of the close of business on the date that the Madison Fund's assets are exchanged for Shares of the GIT Fund. See "Information About the Merger."

The Board of Directors of the Madison Fund and the Board of Trustees of the GIT Fund, including the Directors and Trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended
(the "1940 Act"), have concluded that it is in the best interests of both Funds for the Merger to take place. The
Directors of the Madison Fund have concluded that the interests of the existing shareholders of the Madison Fund will not be diluted as a result of the transactions contemplated by the Merger, and therefore has submitted the Plan for the approval by the Madison Fund's shareholders.

The Board of Directors recommends approval of the Plan effecting the Merger. The Board of Trustees of GIT Income
Trust has approved the Plan, and accordingly, the GIT Fund's participation in the Merger.

Approval of the Merger on the part of the Madison Fund will require the affirmative vote of more than 50% of its outstanding voting securities. See "Voting Information."

If the shareholders of the Madison Fund do not vote to approve the Merger, Madison Investment Advisors, Inc. and the Madison Fund's Directors will continue to operate the Madison Fund under its existing arrangements.

Bankers Finance Advisors, LLC ("BFA"), the investment advisor to the GIT Fund, will bear all the expenses of the GIT Fund in connection with the Merger and Madison Investment Advisors, Inc.
(the investment advisor to the Madison Fund) will bear all of the expeses of the Madison Fund in connection with the Merger.

Comparison of Expenses:

The following tables show for the Madison Fund and the GIT
Fund the anticipated shareholder transaction costs associated with an investment in the GIT Fund and the shares of the Madison Fund. Because the GIT Fund is new, its expenses are the same as the pro forma expenses of the merged fund.

                    Pro Forma
                    and
                    GIT Fund  Madison Fund


Shareholder
Transaction Expenses

Maximum Sales Load
 Imposed on Purchases
 (as a percentage of
 offering price)      None    2.5%

Maximum Sales Load
 Imposed on Reinvested
 Dividends (as a percentage
 of offering price)   None    None

Contingent Deferred
 Sales Charge         None    None

Exchange Fee          None    None

Redemption Fees       None    2.0%*

Annual Fund Operating Expenses
(as a percentage of average
 daily net assets)

Management Fees      .50%    .50%

12b-1 Fees           None    .25%

Other Expenses       .75%    .76%

Total Fund Operating
Expenses            1.25%   1.51%

*The redemption fee is 2% when shares are redeemed during the first or second calendar year following purchase.

The foregoing and following tables show for each Fund the annual operating expenses (as a percentage of average net assets) attributable to the GIT Fund and the shares of the Madison Fund, together with examples of the cumulative effect of such expenses on a $1,000 investment in such shares for the periods specified, assuming (i) a 5% annual return, and (ii) redemption at the end of such period. In these examples, the expenses of the Madison Fund assume deduction of the 2.5% sales charge at the time of purchase.

               GIT Fund  Madison Fund

After 1 year   $ 13      $ 60
After 3 years  $ 40      $ 72
After 5 years  $ 69      $105
After 10 years $ 151     $201

The purpose of the foregoing tables is to assist a Madison
Fund shareholder in understanding the various costs and expenses that an investor in the GIT Fund will bear directly and indirectly, as compared with the various direct and indirect expenses that would be borne by a Madison Fund shareholder. The amounts set forth in the foregoing tables and in the examples with respect to the Madison Fund are based on the expenses of shares of the Madison Fund for the fiscal year ended December 31, 1996 and, with respect to the GIT Fund, are based on the estimated expenses in its first year of operation. These examples should not be considered a representation of future expenses or past or future annual return. Actual annual return and future expenses may be greater or less than those shown. Additional fees and transaction charges described elsewhere in this Prospectus/Proxy Statement ("How to Purchase and Redeem Shares" below), if applicable, will increase the level of expenses that can be incurred.

The Trust has entered into a services agreement with Bankers
Finance Advisors, LLC (see Management; Advisory Fees and Expense Ratios, below) for the provision of certain transfer agency, shareholder service and administrative functions on behalf of its existing portfolios. Such services are currently provided at cost. The Trust is expected to establish a flat fee prior to the date of the Merger by which such functions are provided to the GIT Fund at a rate not to exceed 0.75% of average daily net assets and which fee shall be reviewed annually by the Trustees.

Tax Consequences. Prior to or at the completion of the Merger, the Madison Fund will have received an opinion of counsel that the Merger has been structured so that no gain or loss will be recognized by the Madison Fund or its shareholders for federal income tax purposes as a result of the receipt of shares of the GIT Fund in the Merger. The holding period and aggregate tax basis of shares of the GIT Fund that are received by the Madison Fund shareholders will be the same as the holding period and aggregate tax basis of shares of the Madison Fund previously held by such shareholders, provided that shares of the Madison Fund are held as capital assets. In addition, the holding period and tax basis of the assets of the Madison Fund in the hands of the GIT Fund as a result of the Merger will be the same as in the hands of the Madison Fund immediately prior to the Merger.

Investment Objectives and Policies. Both Funds seek production of current income consistent with their quality standards and preservation of capital. Both funds seek to achieve their objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments. Both funds will invest at least 65% of their assets in bonds with the total portfolio having an average dollar weighted maturity of ten years or less. There is no assurance the investment objective of either Fund will be achieved.
The investment objective of the Madison Fund is considered a fundamental policy which cannot be changed without shareholder vote. The investment objective of the GIT Fund, however, may be changed upon written notice to its shareholders.

Total Return Performances of the Funds. Because the GIT Fund is newly organized, there is no separate historical information available for it. The total return for the Madison Fund for the fiscal year ended December 31, 1996 was 2.55%. The average annual total return for the five fiscal years ended December 31, 1996 and from inception on April 23, 1990 through December 31, 1996 was 4.81% and 7.76%, respectively. The calculations of total return assume the reinvestment of all dividends and capital gains distributions on the reinvestment date and the deduction of all recurring expenses (including sales charges) that were charged to shareholders' accounts.

Management; Advisory Fees and Expense Ratios. Madison Investment Advisors, Inc. ("Madison") serves as the investment advisor for the Madison Fund for an annual fee of
 .50% of average daily net assets. Bankers Finance Advisors, LLC, a subsidiary of Madison ("BFA") serves as the investment advisor to the GIT Fund for an annual fee of .50% of average daily net assets, which fee will remain in effect after the Merger. BFA assumed management of GIT Income
Trust effective July 31, 1996. Madison shares its portfolio management personnel with BFA.

Although the Madison Fund is managed by Madison's investment policy committee, the persons on such committee who have become primarily responsible for the management of the Madison Fund are the same persons who are to be primarily responsible for the management of the GIT Fund. In light of the similarity in both management and investment objectives (discussed above), Madison Fund shareholders are not expected to experience any change in the quality, style or manner of management of their investment after the Merger.

The business affairs of the Madison Fund are managed by the Board of Directors of the Madison Fund and the business affairs of the GIT Fund are managed by the Board of Trustees of GIT Income Trust. Madison Investment Advisors, Inc. ("Madison") serves as the investment advisor for the Madison Fund for an annual fee of .50% of average daily net assets. Bankers Finance Advisors, LLC, a subsidiary of Madison ("BFA") serves as the investment advisor to the GIT Fund for an annual fee of .50% of average daily net assets. Madison shares its portfolio management personnel with BFA. The ratio of expenses to average daily net assets was 1.51% for the Madison Fund (fiscal year ended December 31, 1996). Comparable information is not available for the GIT Fund because it is newly organized. The Trust has entered into a services agreement with BFA for the provision of certain transfer agency and shareholder service functions on behalf of its existing portfolios. Such services are currently provided at cost. The Trust is expected to establish a flat fee prior to the date of the Merger by which such functions are provided to the GIT Fund at a rate not to exceed 0.75% of average daily net assets and which fee shall be reviewed annually by the Trustees.

Distribution; Sales Charges. The GIT Fund imposes no sales charges or redemption fees. GIT Investment Services, Inc. of the same address as the GIT Income Trust acts as the Trust's
Distributor. The Distributor is wholly owned by A. Bruce
Cleveland, controlling owner of the previous investment advisor to GIT Income Trust.

Madison acts as distributor of the Madison Fund's shares pursuant to a contract (the "Distribution Agreement'') with the Madison Fund. To compensate Madison for its expenses incurred under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the
"Plan") under the Investment Company Act of 1940. Under the
Plan, the Fund pays Madison a distribution fee, which is accrued daily and paid quarterly, of .25 of 1% on an annualized basis of the Fund's average daily net assets.

Purchase and Redemption Procedures.

The GIT Fund sells its shares directly to investors.  The
Madison Fund, on the other hand, sells shares through broker-dealers having sales agreements with the Madison Fund and retains a portion of the sales charge.

The minimum initial purchase requirement for the Madison
Fund and the GIT Fund is $1,000. The GIT Fund does not have a minimum for subsequent purchases, but it reserves the right to return investments of less than $50.00. The minimum subsequent purchase requirement for the Madison Fund is $100.

Each Fund provides for mail or wire redemption of shares at net asset value next determined after receipt of the redemption request on each day the New York Stock Exchange is open for business. An additional feature of the GIT Fund is the ability of shareholders to redeem by telephone.

The GIT Fund may, after prior notice, involuntarily redeem shareholders' accounts that have less than $700 of invested funds. There is no comparable provision in the Madison Fund.

Exchange Privileges. After the Merger, an option not currently available to shareholders of the Madison Fund will be the ability of shareholders to exchange shares of the GIT Fund for shares of other funds of the GIT Investment Funds mutual fund family. There is no comparable provision in the Madison Fund. No sales charge is imposed on an exchange. An exchange which represents an initial investment in another fund of the GIT mutual fund family must amount to at least $1,000, or $500 for an IRA account. Although there is no present intention to do so, an exchange privilege may be modified or terminated at any time.

Dividend Policy. The GIT Fund accrues income daily and distributes its investment company taxable income monthly. The Madison Fund distributes its net investment income quarterly. Each Fund distributes any net capital gains annually. Income dividends and capital gain distributions are automatically reinvested in additional shares, unless the shareholder has made a written request for payment in cash. Shareholders of Madison Fund that have elected, as of June 13, 1997, to receive dividends and/or distributions in cash will continue to do so after the Merger. After the Merger, former Madison Fund shareholders may change their election with respect to receipt in cash or reinvestment of dividends or distributions of the GIT Fund.

RISKS

Since the investment objective of each Fund is identical, the policies and investment restrictions of each Fund are substantially similar, Madison believes that there is no significant difference in the risks involved in investing in each Fund's shares. There is no assurance that investment performance will be positive and that the Funds will meet their investment objectives. For a more detailed discussion of the risks of investing in the GIT Fund, see "Investment Risk Considerations" under Additional Information, GIT Fund, on page 16 of this Prospectus/Proxy Statement.

   MANAGEMENT OF THE FUNDS

Bankers Finance Advisors, LLC provides investment advisory services to the GIT Fund. The address of BFA is 1655 Ft.
Myer Drive, Arlington, Virginia 22209. BFA is a subsidiary of Madison, 6411 Mineral Point Road, Madison,
Wisconsin, 53705, which provides investment advisory services to the Madison Fund. Madison and BFA maintain identical portfolio management personnel. The persons responsible for the day-to-day management of the GIT Fund are Chris Berberet and Jay Sekelsky, members of Madison's investment policy committee.

Madison has served as investment advisor to the Madison Fund since its inception. The Madison Fund is managed by Madison's investment policy committee from which Messrs
Berberet and Sekelsky have emerged as primarily responsible for its day-to-day management.

Material Provisions of the Proposed Transaction

On July 31, 1996, Madison acquired the investment management-related assets of Bankers Finance Investment Management
Corp., the former advisor to the GIT Investment Funds Family of mutual funds, and began providing investment advisory services to such funds at that time. Madison has recommended to the Directors of the Madison Fund and to the Trustees of the GIT Fund that economies of scale, efficiencies of management and other benefits (see "Reasons for the Merger Plan" below) can be achieved through the merger of the two Funds. The Madison
Fund has entered into an Agreement and Plan of Merger in the form attached hereto as Exhibit A.

The consummation of the reorganization contemplated by the Agreement is subject to a number of conditions, which include: (i) the receipt of all necessary regulatory approvals; (ii) the approval by the shareholders of the Madison Fund; (iii) the accuracy of the representations and warranties contained in the Agreement; (iv) the absence of pending or threatened litigation relating to the reorganizations contemplated by the Agreement; and (v) the receipt of various legal opinions.

Because BFA is a subsidiary of Madison, neither BFA nor Madison will receive any amount of remuneration in connection the with the Merger, except as otherwise described herein under existing investment advisory and management services agreements with the GIT Fund.

   INFORMATION ABOUT THE MERGER

Plan of Merger. The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides that the GIT Fund will acquire substantially all of the assets of the Madison Fund in exchange for shares of the GIT Fund and the assumption by the GIT Fund of certain identified liabilities of the Madison Fund on June 13, 1997 or such later date as may be agreed upon by the parties (the "Merger Date"). Prior to the Merger Date, the Madison Fund will endeavor to discharge all of its known liabilities and obligations. The GIT Fund will not assume any liabilities or obligations of the Madison Fund other than those liabilities reflected in an unaudited statement of assets and liabilities of the Madison Fund prepared as of the close of regular trading on the New York Stock Exchange, Inc. (the "NYSE"), currently 4:00 pm. Eastern Time, on the Merger Date. Each shareholder of record of the Madison Fund as of the Merger Dtae will receive the same number of full and fractional shares of the GIT Fund as they held in the Madison Fund immediately prior to the Merger. The net asset value per share of the GIT Fund shares outstanding immediately following the Merger will equal the net asset value per share of the Madison Fund shares outstanding immediately prior to the Merger.

At or prior to the Merger Date, the Madison Fund shall have declared a dividend or dividends and distribution or distributions which, together with all previous such dividends and distributions, shall have the effect of distributing to the Madison Fund's shareholders all of the Madison Fund's investment company taxable income for the taxable year ending on or prior to the Merger Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable years ending on or prior to the Merger Date (after reductions for any capital loss carryforward).

As soon after the Merger Date as conveniently practicable, the Madison Fund distribute pro rata to shareholders of record as of the close of business on the Merger Date the full and fractional shares of the GIT Fund received by the Madison Fund. Such distribution will be accomplished by the establishment of accounts in the names of the Madison Fund's shareholders on the share records of the GIT Fund's transfer agent. Each account will receive the same number of full and fractional shares of the GIT Fund as each Madison Fund shareholder held in the Madison Fund immediately prior to the Merger. After the distribution and the winding up of its affairs, the Madison Fund will terminate as a legal entity, although for practical and economic purposes it will continue its business after the Merger as the GIT Fund. The GIT
Fund will not issue share certificates to shareholders and the shares issued will not have preemption or conversion rights.

The consummation of the Merger is subject to the conditions set forth in the Plan, including approval by the Investors Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel including those matters referred to in "Federal Income Tax Consequences." The Plan can be terminated by mutual agreement or upon the failure of either Fund to satisfy the required conditions.

If the Merger is not approved by shareholders of the Madison Fund, its Board of Directors will continue to operate the Madison Fund under its existing arrangements.

Capitalization. The following table shows the capitalization as of December 31, 1996 of the GIT Fund (assuming it was organized on such date) and the Madison Fund individually and on a pro forma combined basis as of that date, giving effect to the proposed acquisition of the Madison Fund's net assets at fair value or market value, as appropriate:


             GIT   Madison     Pro Forma For
             Fund  Fund Shares Merger

Net Assets  $ 20.00$4,087,988  $4,088,008
Net Asset Value
 per share  $ 20.00  $ 20.63  $ 20.63

Shares
 outstanding  1    198,179    198,180

Had the Merger been consummated on December 31, 1996, the Madison Fund would have received 198,179 shares of the GIT Fund, which would then be available for distribution to shareholders. No assurance can be given as to how many shares of the GIT Fund that Madison Fund shareholders will receive on the Merger Date and the foregoing should not be relied upon to reflect the number of shares of the GIT Fund that will actually be received on or after the Merger Date.

As of March 31, 1997, (the "Record Date"), there were 153,475.535 outstanding shares of beneficial interest of the Madison Fund.

 As of the Record Date, the officers and Directors of the Madison Fund beneficially owned as a group less than 1% of the outstanding shares of the Madison Fund. To the best knowledge of the Madison Fund Directors, as of the Record Date, no other shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, the ("Exchange Act")) beneficially owned more than 5% of the Madison
Fund's outstanding shares.

   Reasons for the Merger Plan.

The independent Directors of the Board of Directors of the Madison Fund requested and reviewed extensive information from Madison and BFA in evaluating the effect of the consolidation on the shareholders of the Madison Fund. The information described: performance of BFA/Madison managed funds; the extensive investment research, including credit analysis, available to BFA/Madison managed funds; the expenses of the BFA managed funds in relation to other mutual funds and to the Madison Fund; the possibility of a future reduction in expenses per share as a result of the consolidation; the quality and variety of administrative services provided BFA managed funds and the financial condition of the service providers; the opportunities for investment by shareholders among a family of mutual funds; and the opportunities for marketing among a family of mutual funds.

The independent Directors of the Madison Fund retained independent counsel to advise them with respect to their fiduciary duties in connection with approval of the proposed consolidation.

In evaluating the consolidation of the Madison Fund, into the GIT Fund, the Directors considered the advantages to the Madison Fund's shareholders of association with a considerably larger mutual fund complex while retaining existing investment management, the benefits of being part of a larger group of mutual funds with significantly greater net assets and more diverse investment objectives and the ability of shareholders following the proposed Merger to utilize exchange privileges available currently to shareholders of the other mutual funds managed by BFA.

The Directors noted that following the Merger, Madison
Fund shareholders would benefit from the GIT Fund's staff of trained shareholder service representatives, technologically superior shareholder services such as automated account information by telephone, economies of scale in a variety of areas such as marketing initiatives by the Fund's manager, state "notification" fee payments, and a variety of expenses shared with the other funds in the complex and in GIT Income Trust itself.

The Board of Directors of the Madison Fund recommends that shareholders approve the Plan to consolidate the Madison
Fund with the GIT Fund.

DESCRIPTION OF SHARES OF THE
GIT FUND AND THE MADISON FUND

Full and fractional shares of beneficial interest of the GIT Fund will be distributed to the Madison Fund's shareholders in exchange for their existing shares in the Madison Fund in in accordance with the procedures detailed in the Plan. The GIT Fund does not intend to issue share certificates to shareholders. Instead, the transfer agent for the GIT Fund will maintain a share account for each shareholder of record. The shares of the GIT Fund to be issued will have no preemptive or conversion rights and are transferable without restriction. See "Summary - Distribution; Sales Charges."

FEDERAL INCOME TAX CONSEQUENCES

The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the
"Code"). As a condition to the closing of the Merger, the Madison Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes, upon consummation of the
Merger:

  (1) The Merger will constitute a "reorganization" within the meaning of section 368(a)(1)(F) of the Code;

  (2) No gain or loss will be recognized to the Madison Fund;

  (3) The tax basis of the assets transferred will be the same to the GIT Fund as the tax basis of such assets to the Madison Fund immediately prior to the Merger;

  (4) No gain or loss will be recognized by the GIT
   Fund;

  (5) No gain or loss will be recognized by the Madison Fund's shareholders upon the issuance of the shares of the GIT Fund to them; and

  (6) The aggregate tax basis of the shares of the GIT Fund, including any fractional shares, received by each of the shareholders of the Madison
   Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of the Madison Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of the GIT
   Fund, including fractional shares, received by each such shareholder will include the period during which the shares of the Madison Fund exchanged therefore were held by such shareholder.

Opinions of counsel are not binding upon the Internal
Revenue Service or the courts. If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, the consequences described above would not be applicable. Shareholders of the Madison Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances.
Since the foregoing discussion only relates to the federal income tax consequences of the Merger, shareholders of the Madison Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Merger.

COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

Form of Organization. The GIT Fund is a newly formed series of GIT Income Trust. Both the Madison Bond Fund, Inc. and GIT Income Trust are open-end management investment companies registered with the SEC under the 1940 Act, which continuously offer to sell shares at their current net asset value plus any applicable sales loads. GIT Income Trust is organized as a Massachusetts business trust and is governed by a Declaration of Trust, By-Laws, Board of Trustees, and applicable Massachusetts laws.

Madison Bond Fund, Inc. is a Wisconsin corporation and is governed by its Articles of Incorporation, By-Laws, Board of Directors and applicable Wisconsin laws.

Capitalization and Shareholder Liability. Under the terms of the
GIT Fund's Declaration of Trust, the Trustees may
issue an unlimited number of whole and fractional shares of
beneficial interest without par value for each series of shares they have authorized. Currently, the GIT Fund's Trust consists of three series of shares, the Maximum Income Portfolio, the
Government Portfolio and the GIT Fund.   All shares issued
will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders may, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust. Thus, the risk of a GIT Fund shareholder incurring direct financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and the portfolio or series itself would be unable to meet its respective obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

The Madison Fund was incorporated in Wisconsin on October 11, 1989.
The Madison Fund has authorized common stock of 5,600,000 shares, $0.01 par value per share. All shares are of the same class with equal rights and privileges. Each share has one vote and participates equally in dividends and distributions declared by the Fund and, on liquidation, in its net assets remaining after satisfaction of outstanding liabilities. Under Wisconsin law, shareholders have no personal liability for a corporation's acts or obligations, except for certain employee wage claims.

Each Fund's shares have equal voting rights and represent equal proportionate interests in the assets belonging to each Fund, and are entitled to receive dividends and other amounts as determined by GIT Income Trust's Board of Trustees or the Madison Fund's Board of Directors.
The investment objective of the Madison Fund is considered a fundamental policy which cannot be changed without shareholder vote. The investment objective of the GIT Fund may be changed upon thirty days notice to its shareholders.

Shareholder Meetings and Voting Rights. GIT Income Trust is not required to hold annual shareholder meetings. Its Trustees may be removed by a two-thirds vote of the number of Trustees prior to such removal or by two-thirds vote of the shareholders at a special meeting. The By-Laws of the Madison Bond Fund provide that Directors may be removed by a majority vote of shareholders. GIT Income Trust is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee when requested in writing to do so by the holders of at least 10% of GIT Income Trust's outstanding shares. The Madison Bond
Fund must hold a Special Meeting of its shareholders upon the written request of shareholders entitled to vote not less than 25% of all the votes entitled to be cast at such meeting. GIT Income Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders.

GIT Income Trust currently does not intend to hold regular shareholder meetings. Absent certain changes, its investment advisory contract is reviewed annually by the Trustees whose terms of office are indefinite. The
Madison Fund holds annual shareholder meetings to approve its investment advisory contract with Madison, elect directors and ratify the selection of independent auditors. Although formal shareholder meetings are not expected to be called by the GIT Fund following the Merger, Madison and BFA intend to host receptions at least annually for the benefit of shareholders to discuss investment policy, strategy and other matters of interest to shareholders.

Neither Fund permits cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter, and a majority of the shares present and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). All shares of all classes of each portfolio in GIT Income Trust have equal voting rights except that in matters affecting only a particular portfolio (for example, a subadvisory agreement for that portfolio) only shares of that portfolio are entitled to vote.

Liquidation or Dissolution. In the event of the liquidation of a Fund the shareholders are entitled to receive, when, and as declared by the Board of Trustees or Board of Directors, the excess of the assets belonging to such Fund over the liabilities belonging to the Fund. In either case, the assets so distributable to shareholders of the respective Fund will be distributed among the shareholders pro rata based on the shares of the Fund held by them and recorded on the books of the Fund.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trust and the Articles of Incorporation and By-Laws of the Madison Fund, and of Massachusetts, Wisconsin and federal law. The foregoing is not a complete description of those documents or laws. Shareholders should refer to the provisions of the respective Declaration of Trust, Articles of Incorporation, By-Laws, and Massachusetts, Wisconsin and federal law directly for more complete information.

ADDITIONAL INFORMATION

Madison Fund. Information about the Madison Fund is included in its current Prospectus dated February 28, 1997, and in the Statement of Additional Information of the same date that has been filed with the SEC, both of which are incorporated herein by reference. A copy of the Prospectus and the Statement of Additional Information dated February
28, 1997 and the Madison Fund's Annual Report dated December 31, 1996 are available upon request and without charge by writing to the Madison Fund at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-553- 7838.

GIT Fund.

About GIT Income Trust

GIT Income Trust (the "Trust") is a diversified, open-end management investment company, commonly known as a mutual fund.
The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Trust is managed by Bankers Finance Advisors, LLC. ("BFA") of the same address as the Trust.

Upon consummation of the Merger, the Trust will offer shares of three separate portfolios: the Madison Bond Fund Portfolio, the Government Portfolio and the Maximum Income Portfolio. The Government and Maximum Income Portfolios are managed independently of the Madison Bond Fund Portfolio and are offered pursuant to a separate prospectus.

Financial Highlights and Discussion of Fund Performance

Because GIT Income Trust intends to begin issuing shares in the Madison Bond Fund Portfolio after the date of this prospectus, no historical per share data or ratios are available and there is no fund performance to discuss for the GIT Fund. The GIT
Fund will be the economic successor to the Madison
Fund following the Merger. Financial highlights for the Madison Fund are available from the corresponding section in the Madison Fund Prospectus and is incorporated herein by reference.

Investment Objective

The investment objectives of the GIT Fund are (1) production of current income consistent with its quality standards and (2) preservation of capital. The GIT Fund seeks to achieve its objectives by investing in corporate debt securities, obligations of the U.S. Government and its agencies and instrumentalities and money market instruments. The GIT Fund will invest at least 65% of its assets in bonds with the total portfolio having an average dollar weighted maturity of ten years or less.

Although the investment objective of the GIT Fund may be changed without shareholder approval, shareholders will be notified in writing prior to any material change. There can be no assurance that the objective of the GIT Fund will be achieved.

Investment Policies

To achieve current income, the GIT Fund intends to invest in corporate debt securities and obligations of the U.S. Government and its agencies.

BFA believes that capital preservation can best be achieved through flexibility of investment strategies. Although the careful selection of bonds and money market instruments is the primary factor affecting the investment return of the GIT Fund, the percentage of the GIT Fund's assets which may be invested at any particular time in corporate bonds, U.S. Government and Government Agency bonds and money market instruments, and the average weighted maturity of the total portfolio will depend on management's judgment regarding the risks in the general market.
The GIT Fund's advisor monitors many factors affecting the market outlook, including economic, monetary and interest rate trends, market momentum, institutional psychology and historical similarities to current conditions.

The GIT Fund will normally invest at least 65% of its assets in bonds with the total portfolio having an average dollar weighted maturity of 10 years or less. If BFA believes that market risks are high and bond prices in general are vulnerable to decline, the GIT Fund may take certain temporary defensive actions such as reducing the average maturity of the GIT Fund's bond holdings and increasing the GIT Fund's cash reserves. Such "cash reserves"' are defined as short-term investments such as U.S. Treasury Bills, high-grade commercial paper, (rated in the top two rating classes by Standard & Poor's or Moody's) bank certificates of deposit or repurchase agreements. The objective of shortening maturities and holding substantial cash reserves, as defined above, is to reduce the GIT Fund's exposure to bond price depreciation during periods of rising interest rates, and to maintain desired liquidity while awaiting more attractive investment conditions in the bond market.

Under such circumstances, up to 100 percent of the GIT Fund may be invested in cash reserves. To the extent that the GIT Fund is so invested, it is not invested in accordance with policies designed to achieve its stated investment objective.

It is the opinion of the GIT Fund and its Advisor that the GIT Fund's willingness to shorten maturities and hold substantial cash reserves during periods of market vulnerability are the most important factors in comparing the GIT Fund's investment philosophy and strategies with those of most other mutual funds. In the Advisor's opinion, most other mutual funds do not shorten maturities dramatically during volatile times. Under normal circumstances, when BFA believes interest rates are stable or falling, the average dollar weighted maturity will be in the 5-10 year range. On the other hand, when BFA believes interest rates are rising, the average dollar weighted maturity may be shortened dramatically to 1-2 years. It is the willingness to make these strategic shifts that differentiates the GIT Fund's strategy from most other funds. It is the general intention of the GIT Fund to maintain such defensive positions temporarily or until it perceives that a period of market vulnerability has passed.

Changes in the level of interest rates will directly affect the market value of fixed income securities and the value of your GIT Fund shares. A decline in interest rates will tend to increase their value, while a rise in interest rates will tend to decrease their value. The longer the maturity of a security the greater the price fluctuation will be. Limiting the average weighted maturity of the portfolio to ten years and shortening the average maturity during periods of rising interest rates will reduce the extent to which the value of GIT Fund shares will fluctuate. The shorter the maturity of a bond the less volatile the price will be.

Corporate Debt Securities. Eligible corporate debt securities must be accorded one of the four highest quality ratings by Standard & Poor's or Moody's or, if unrated, judged by BFA to be a comparable quality. Bonds rated AAA, AA, or A by Standard & Poor's or Aaa, Aa, or A by Moody's indicate strong to high capacity of the company to pay interest and repay principal. However, the fourth highest rating, (e.g. BBB by Standard & Poor's or Baa by Moody's) indicates adequate capacity to pay interest and repay principal but suggests that adverse economic conditions may weaken the company's ability to meet these obligations. Securities rated Baa by Moody's and BBB by Standard & Poor's are regarded as having some speculative characteristics. These bonds are also more sensitive to economic changes than higher grade bonds. If a BBB or Baa bond held in the portfolio is downgraded by Standard and Poor's or by Moody's, the bond will be removed within twelve months following the downgrade.

U.S. Government Securities. The GIT Fund may invest in securities guaranteed by the U.S. Government which include direct obligations of the U.S. Treasury (Treasury bills, notes and bonds) and federal agency obligations. The payment of principal and interest on these securities is unconditionally guaranteed by the U.S.
Government, and thus they are the highest quality rated debt security. Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another. These agencies and instrumentalities include, but are not limited to, Federal Land
Banks, Federal Home Administration, Federal Home Loan Banks,
Federal National Mortgage Association and Government National
Mortgage Association.

Money Market Securities. The GIT Fund may invest in money market securities which include
a) commercial paper (including variable rate master demand notes) rated at least A-2 by Standard and Poor's Corporation or Prime-2 by Moody's, or if not so rated, issued by a corporation which has outstanding debt obligations rated at least in the top two ratings by Standard and Poor's and Moody's; b) debt obligations (other than commercial paper) of corporate issuers which obligations are rated at least AA by Standard or Poor's or Aa by Moody's; and c) obligations of or guaranteed by the U.S. government, its agencies or instrumentalities. Money market securities are subject to the limitation that they mature within one year of the date of their purchase. Government money market securities include treasury bills, notes and bonds issued by the U.S. government and backed by the full faith and credit of the United States, as well as securities issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government.

Other Policies. In order to ensure diversification, the Trust's fundamental investment policies stipulate certain restrictions.
No more than five percent of the GIT Fund's assets may be invested in the securities of one issuer (excluding U.S.
Government securities) as of the date of purchase. No more than 10 percent of the GIT Fund's assets may be invested in illiquid securities, including restricted securities, other securities for which no readily available market exists, and repurchase agreements that cannot be terminated within seven days. No more than 25 percent of the total assets of the GIT Fund may be invested in the securities of issuers in a single industry.

BFA may adjust portfolio maturity and may sell securities prior to maturity. Such sales may result in realized capital gains or losses. The GIT Fund does not intend, however, to engage in extensive short-term trading.

Specialized Investment Techniques

To achieve its objectives, the GIT Fund may use certain specialized investment techniques, including investment in "when-issued" securities, securities with variable interest rates, loans of portfolio securities, financial futures contracts, foreign securities and repurchase agreements.

"When-issued" securities are purchased or sold with payment and delivery scheduled to take place at a future time, usually 15 to 45 days from the date the transaction is arranged. When investing in "when-issued" securities, the Trust relies on the other party to complete the transaction. Should the other party fail to do so, the Trust might lose a more advantageous investment opportunity.

Repurchase agreements involve a sale of securities to the Trust by a financial institution or securities dealer, simultaneous with an agreement by that institution to repurchase the same securities at the same price, plus interest, at a later date. The Trust will limit repurchase agreements to those financial institutions and securities dealers who are considered creditworthy under guidelines adopted by the Trustees. The Advisor will follow a procedure designed to ensure that all repurchase agreements acquired by the Trust are always at least 100 percent collateralized as to principal and interest. When investing in repurchase agreements, the Trust relies on the other party to complete the transaction on the scheduled date by repurchasing the securities. Should the other party fail to do so, the Trust would hold securities it did not intend to own. Were it to sell such securities, the Trust might incur a loss. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter difficulties and might incur losses upon the exercise of its rights under the repurchase agreement.

Investment Risk Considerations

The investment policies of the Trust involve certain risks. For example, the market value of bonds and other debt securities tends to rise when prevailing interest rates decline and fall when prevailing interest rates rise. Longer maturities increase the magnitude of these changes. Investments with the highest yields may have longer maturities and lower credit ratings than other securities, increasing the possibility of fluctuations in value per share. Investments with lower credit ratings may have limited marketability, making it difficult for the Trust to dispose of such securities advantageously, and may present the risk of default, which could result in a loss of principal and interest.

Management of the Trust

The Trustees. Under the terms of the Declaration of Trust, which is governed by the laws of the Commonwealth of Massachusetts, the Trustees are ultimately responsible for the conduct of the Trust's affairs. They serve indefinite terms of unlimited duration and they appoint their own successors, provided that always at least two-thirds of the Trustees have been elected by shareholders. The Declaration of Trust provides that a Trustee may be removed at any Annual Meeting of shareholders by a vote of two-thirds of the Trust's outstanding shares.

The Advisor. Bankers Finance Advisors, LLC is a division of Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin ("Madison"). Bankers Finance Advisors, LLC administers approximately $200 million in assets and manages the GIT family of mutual funds, which includes stock, bond and money market portfolios. Madison, a licensed investment advisory firm for over 23 years, provides professional portfolio management services to a number of clients, including stock and bond mutual funds, and has approximately $2.8 billion under management.
BFA is responsible for the day-
to-day administration of the Trust's activities. Investment decisions regarding each of the Trust's portfolios can be influenced in various manners by a number of individuals. The individuals primarily responsible for the management of the GIT Fund are Chris Berberet and Jay Sekelsky.
Mr. Berberet, vice president, has served as vice president of Madison since 1992. Prior to joining Madison, he was the Director of Fixed Income Management for the ELCA Board of Pensions in
Minneapolis, Minnesota. Mr. Sekelsky, vice president, has served as a principal of Madison since 1990. Prior to joining Madison, he was vice president for Wellington Management Group of Boston, Massachusetts. Messrs. Berberet and Sekelsky began managing the Trust's Portfolios in 1996.

BFA is controlled by Madison. BFA has the same address as the Trust.

Compensation. For its services under its Investment Advisory
Agreement with the Trust, BFA receives a fee, payable monthly, calculated as 1/2 percent per annum of the average daily net assets of each portfolio. BFA may, in turn, compensate certain financial organizations for services resulting in purchases of Trust shares.

Distributor. GIT Investment Services, Inc. of the same address as the Trust acts as the Trust's Distributor. The Distributor is wholly owned by A. Bruce Cleveland, controlling owner of the previous investment advisor to GIT Income Trust.

Services Agreement. Under a separate Services Agreement with the
Trust, BFA provides operational and other support services for a fee subject to annual review and approval by the Trustees.

Transfer Agent and Dividend Paying Agent. The Trust acts as its own transfer agent and dividend paying agent.

Expenses. The Trust is responsible for all expenses not assumed by BFA, including the costs of the following: shareholder services; legal, custodian and audit fees; trade association memberships; accounting; certain Trustees' fees and expenses;
fees for registering the Trust's shares; the preparation of prospectuses, proxy materials and reports to shareholders; and the expense of holding shareholder meetings.

The Trust and Its Shares

Under the terms of the Declaration of Trust, the Trustees may issue an unlimited number of whole and fractional shares of beneficial interest without par value for each series of shares they have authorized. All shares issued will be fully paid and nonassessable and will have no preemptive or conversion rights. Under Massachusetts law, the shareholders may, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, provides indemnification out of Trust property of any shareholder held personally liable for obligations of the Trust.

Shares in three portfolios are authorized by the Trustees: the Madison Bond Fund Portfolio, the Government Portfolio and the Maximum Income Portfolio. Shares of each portfolio are of a single class, each representing an equal proportionate share in the assets, liabilities, income and expense of the respective portfolio, and each having the same rights as any other share within the series.

Each share has one vote and fractional shares have fractional votes. Except as otherwise required by applicable regulations, any matter submitted to a shareholder vote will be voted upon by all shareholders without regard to series or class. For matters where the interests of separate series or classes are not identical, the question will be voted on separately by each affected series or class. Voting is not cumulative.

The Trust does not intend to have regular shareholder meetings.
Shareholder inquiries can be made to the offices of the Trust at the address on the cover of this prospectus.

Dividends

The GIT Fund's net income is declared as dividends each business day. Dividends are paid in the form of additional shares credited to investor accounts at the end of each calendar month, unless a shareholder elects in writing to receive a monthly dividend payment by check or direct deposit. Any net realized capital gains will be distributed at least annually.

Performance Information

From time to time the Trust advertises its yield and total return. Both figures are based on historical data and are not intended to indicate future performance.

For advertising purposes, the yield is calculated according to a standard formula prescribed by the Securities and Exchange Commission. This formula divides the theoretical net income per share during a 30-day period by the share price on the last day of the period.

While yield calculations ignore changes in share price, total return takes such changes into account, assuming that dividends and other distributions are reinvested when paid.

In addition to average annual total return, the Trust may quote total return over various periods and may quote the aggregate total return for a period. The Trust may also cite the ranking or performance of a portfolio as reported in the public media or by independent performance measurement firms.

Further information on the methods used to calculate the GIT Fund's yield and total return may be found in the Trust's Statement of Additional Information. The Trust's Annual Report contains additional performance information. A copy of the Annual Report may be obtained without charge by calling or writing the Trust at the telephone number and address on the cover of this prospectus.

Taxes

For federal income tax purposes, the Trust intends to maintain its status under Subchapter M of the Internal Revenue Code as a regulated investment company by distributing to shareholders 100 percent of its net income and net capital gains for each portfolio by the end of its fiscal year. The Internal Revenue
Code also requires each portfolio to distribute at least 98 percent of undistributed net income and capital gains realized from the sale of investments by calendar year-end in order to avoid a 4% excise tax. The capital gain distribution is determined as of October 31 each year. Capital gains distributions, if any, are taxable to the shareholder. The Trust will send shareholders an annual notice of dividends and other distributions paid during the year.

Because the GIT Fund's share price fluctuates, a redemption of shares by the investor creates a capital gain or loss which has tax consequences. It is the shareholder's responsibility to calculate the cost basis of shares purchased. Investors are advised to retain all statements received from the Trust and to maintain accurate records of their investments.

Investors who fail to provide a valid social security or tax identification number may be subject to federal withholding at a rate of 31 percent of reportable income such as redemptions and capital gains distributions.

At the state and local level, dividend income and capital gains are generally considered taxable income. Interest on certain U.S. Government securities held by the Trust would be exempt from state and local income taxes if held directly by the shareholder. Because tax laws vary from state to state, shareholders should consult their tax advisors concerning the impact of mutual fund ownership in their own tax jurisdictions.

Net Asset Value

The net asset value per share of each portfolio is calculated as of 4 p.m. Washington, DC time each day the New York Stock Exchange is open for trading. Net asset value per share is determined by adding the value of all securities and other assets, subtracting liabilities and dividing the result by the total number of outstanding shares for the portfolio.

For purposes of calculating net asset value, securities for which current market quotations are readily available are valued at the mean between their bid and asked prices. Securities for which current quotations are not readily available are valued at their fair value as determined by the Trustees. Securities having a remaining effective maturity of 60 days or less are valued at amortized cost, subject to the Trustees' determination that this method reflects their fair value. The Trustees may use an independent pricing service for determination of security values.

Shareholder Transactions

Transactions into or out of the Trust are recorded in shares and maintained to an accuracy of 1/1000th of a share.

Certificates will not be issued to represent shares in the Trust.

For institutions needing to maintain separate in formation on accounts under their management, the Trust will provide a subaccounting report.

The option to initiate inter-fund exchanges and redemptions and to obtain account balance information by telephone is available automatically to all shareholders. The Trust will employ reasonable security procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for losses due to unauthorized or fraudulent transactions. These procedures can include, among other things, requiring one or more forms of personal identification prior to acting upon telephone instructions, providing written confirmations and recording all telephone transactions. Certain transactions, including account registration or address changes, must be authorized in writing.


How to Purchase and Redeem Shares

Purchasing Shares

Purchases are priced at the net asset value per share next determined after the purchase order is received by the Trust in proper form. Each shareholder is given an account with a balance denominated in shares.

Purchases and Uncollected Funds. To protect shareholders against loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including Automatic Monthly Investments) used for purchase of the shares has cleared. Such deposit items are considered "uncollected," until the Trust has determined that they have actually been paid by the bank on which they were drawn. Purchases made with cash, federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 10 day hold. All purchases earn dividends from the day of credit to a shareholder's account, even while not collected.

New Accounts.  The minimum initial investment is $1,000.

By Check: New accounts may be opened by completing an application and forwarding it with a check to:

GIT Income Trust
1655 Fort Myer Drive, Suite 1000
Arlington, VA 22209-3108

By wire. Federal funds wires should be sent to Star Bank, N.A., Cinti/Trust, ABA No. 0420-0001-3, for credit as follows:

GIT Madison Bond Fund Account No. 48038-8883
(Investor name and account number)

Please call the Trust before the funds are wired to ensure proper and timely credit.

There is a charge of $6.00 for processing incoming wires of less than $1,000.

When a new account is opened by telephone for funds wired to the Trust, the investor will be required to submit a signed application promptly thereafter. Payment of redemption proceeds is not permitted until a signed application is on file with the Trust.

By Inter-Fund Exchange. Shareholders may open a new account by exchange from an existing account when the account registration and tax identification number will remain the same. A new account application is required only when the account registration or tax identification number will differ from that on the application for the original account. Exchanges may only be made into funds that are sold in the shareholder's state of residence.

Subsequent Investments. Subsequent investments may be made in any amount, but the Trust reserves the right to return investments of less than $50.00. Checks should be payable to GIT Income Trust and sent to:

GIT Income Trust
1655 Fort Myer Drive, Suite 1000
Arlington, VA 22209-3108

Please include an investment deposit slip or a clear indication of the account to be credited.

By Inter Fund Exchange. Shareholders may redeem shares from one GIT account and concurrently invest the proceeds in another GIT account by telephone when the account registration and tax identification number remain the same. There is no charge for this service.

By Automatic Monthly Investment. Shareholders may elect to have regular monthly investments in any fixed amount of $100 or more. GIT will automatically initiate an Electronic Funds Transfer to credit the shareholder's GIT account and debit a bank account of their choice. You can change the amount or discontinue the automatic investment anytime.

Redeeming Shares

Redemptions are processed on any day the New York Stock
Exchange is open and are effected at the net asset value per share next determined after the redemption request is received in proper form. Redemptions may be made by mail or by wire transfer or telephone pursuant to preauthorized instructions.

Signature Guarantees

To protect your investment, the Trust requires signature guarantees for some redemptions. Signature guarantees help the Trust ensure the identity of the authorized shareholder(s). Signature guarantees are required for any redemption whereby the proceeds are to be delivered to (1) a person other than the shareholder of record (2) an address other than the address of record or (3) a bank and bank account number other than previously designated. The Trust accepts signature guarantees from banks with FDIC insurance, certain credit unions, trust companies, and members of a domestic stock exchange. A guarantee from a notary public is not an acceptable signature guarantee.

Redemptions and Uncollected Funds. To protect shareholders against loss or dilution resulting from deposit items that are returned unpaid, the proceeds of any redemption may be delayed 10 days or more until it can be determined that the check or other deposit item (including Automatic Monthly Investments)used for purchase of the shares has cleared. Such deposited items are considered "uncollected," until the Trust has determined that they have actually been paid by the bank on which they were drawn. Purchases made with cash, federal funds wire or U.S. Treasury check are considered collected when received and not subject to the 10 day hold. All purchases earn dividends from the day of credit to a shareholder's account, even while not collected.

By Wire. With one business day's notice, funds can be sent by wire transfer to the bank and account designated on the account application or by subsequent written authorization. Redemption by wires can be arranged by calling the telephone numbers on the cover of this prospectus. Requests for wire transfer must be made by 4:00 p.m. EST the day before the wire will be sent.

Wire Fees:  Wires of $10,000 or more will be processed  to
U.S. domestic banks without charge. Wire transfers for
lesser amounts will be  processed for a fee of $10.   Wire
transfers sent to a foreign bank for any amount will be processed for a fee of $30 or the cost of the wire if greater.

By Telephone or By Mail. Upon request by telephone or in writing, redemptions may be sent to the shareholder of record to the address of record by check of the Trust.
Redemption requests received by mail and telephone are normally processed within one business day.

Stop Payment on Check Issued By the Trust.
Call the Trust to place a stop payment on a check issued by the Trust.

Normally, the Trust charges a fee of $28.00, or the cost of stop payment, if greater, for stop payment requests on a check issued by the Trust on behalf of a shareholder. Certain documents may be needed before such a request can be processed.

By Customer Check. A shareholder who has requested checkwriting privileges and submitted a signature card may write checks in any amount payable to any party. Checks of $500 or more are processed free of charge. There is a charge (by redemption of shares) of $5.00 for checks written for under $500. An initial supply of preprinted checks will be sent free of charge. The cost of check reorders and of printing special checks will be charged to the shareholder's investor's account.

A confirmation statement showing the amount and number of each check written is sent to the shareholder investor quarterly. The Trust does not return canceled checks, but will provide copies of specifically requested checks. A fee of $1.00 per copy is charged for more than one check copy per year.

Stop Payments on Customer Checks.

The Trust will honor stop payment requests on unpaid customer checks written by shareholders for a fee of $5.00. Oral stop payment requests are effective for 14 calendar days, at which time they will be canceled unless confirmed in writing. Written stop payment orders are effective for six months and may be extended by written request for another six months.

The Trust normally charges a fee of $28.00 or the cost of the stop payment, if greater, for stop payment requests on "official checks" issued by the Trust on behalf of shareholders. Certain documents may be needed before such a request can be processed.

Automatic Periodic Redemptions. Shareholders may request one or more automatic periodic redemptions of a fixed or readily determinable sum, or of the actual dividends paid. Such payments may be sent to the shareholder or to any other payee preauthorized in writing by the shareholder. There is no charge for this service, but the Trust reserves the right to impose a charge, or to impose a minimum amount for periodic redemptions.

Closing an Account

An account may be closed by telephone, wire transfer or by mail as explained above.

A shareholder who wishes to close an account should request that the account be closed, rather than redeeming the amount believed to be the account balance. When an account is closed, shares will be redeemed at the next determined net asset value.

Minimum Balance. The Trust reserves the right to involuntarily redeem accounts with balances of less than $700. Prior to closing any such account, the shareholder will be given 30 days written notice, during which time the shareholder may increase his or her balance to avoid having the account closed.

Transaction Charges

Bounced Investment Checks. Shareholders will be charged (by redemption of shares) $10.00 for items deposited for investment that are returned unpaid for any reason. The
Trust charges $5.00 to process each bearer bond coupon deposited.

Broker Fees. Shareholders who purchase or redeem shares through a securities broker may be charged a transaction fee by the broker for the handling of the transaction if the broker so elects. Such charges are retained by the broker and not transmitted to the Trust. However, shareholders may engage in any transaction directly with the Trust to avoid such charges.

Additional Charges: The Trust reserves the right to impose additional charges, upon 30 days written notice, to cover the costs of unusual transactions. Services for which charges could be imposed include, but are not limited to, processing items sent for special collection, international wire transfers, research and processes for retrieval of documents or copies of documents.

Retirement Plans

IRAs. Individual Retirement Accounts ("IRAs") may be opened with a reduced minimum investment of $500. Even though they may be nondeductible or partially deductible, IRA contributions up to the allowable annual limits may be made, and the earnings on such contributions will accumulate tax-free until distribution. The Trust currently charges an annual fee of $12 per shareholder
(not per IRA account) invested in an IRA at GIT. This fee may be prepaid by the shareholder. A separate application is required for IRA accounts.

Keogh Plans. The Trust also offers Keogh (or H.R. 10) plans for self-employed individuals and their employees, which enable them to obtain tax-sheltered retirement benefits similar to those available to employees covered by other qualified retirement plans. Currently the Trust charges an annual fee of $15 per shareholder (not per Keogh account) invested in a Keogh at GIT.

The Trust also offers SEP IRAs, SIMPLEs, 401(k) and 403(b) retirement plans. Further information on the retirement plans available through the Trust, including minimum investments, may be obtained by calling the Trust's shareholder service department.

Additional information concerning the operation and management of the GIT Fund is incorporated herein by reference to the Statement of Additional Information of this Prospectus/
Proxy Statement. A copy of such Statement of Additional
Information is available upon request and without charge by writing to the GIT Fund, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free
1-800-336-3063.

Availability of Proxy Materials

The Trust and the Madison Fund are each subject to the informational requirements of the Exchange Act and the 1940 Act, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois, 60661-2511, and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

OTHER BUSINESS

 (1)  Election of Directors

     Action is to be taken with respect to the election of the entire Board of Directors to serve until the next Annual
Meeting of Shareholders or until their successors are duly elected and qualified or until the Merger of the Madison Fund, if approved.

Each nominee has consented to be named in this Prospectus/Proxy
Statement and to serve, if elected. As of the date of the Prospectus/ Proxy Statement, Management has no reason to believe that any of the named nominees will be unable to serve.
Executive officers of the Madison Fund
are elected annually by the Board of Directors.

During the last fiscal year of the Madison Fund, the Directors were compensated as follows:

                                                      Total
                               Pension or             Compensation
                               Retirement             from
                    Aggregate  Benefits   Estimated   Portfolios
                    Compensa-  Accrued as Annual      and Fund
                    tion       part of    Benefits    Complex
                    from       Portfolios Upon        Paid to
                    Fund       Expense    Retirement  Directors(a)
Frank E. Burgess           0          0         0              0
Edmund B. Johnson      1,000          0         0          3,000
James R. Imhoff, Jr.   1,000          0         0         14,250
Lorence D. Wheeler     1,000          0         0         14,250

(a) Prior to the effective date of the Merger, the complex was comprised of 4 trusts and three corporations with a total of 16 funds and/or series.

The Management of the Madison Fund intends to nominate the persons named in the following table, which sets forth the name, principal occupation, address, the current position held with the Madison Fund, and the approximate number of shares of common stock of the Madison Fund beneficially owned, directly or indirectly, by each nominee as of the close of business on March 31, 1997.

Directors of the Madison Fund
                                                                   Shares of
                                                                   Common Stock
                                                                   Beneficially
Name, Principal Occupation          Position with                  Owned Directly
and Address (1)                     the Madison Fund          Age  or Indirectly

*Frank E. Burgess                    Director                 54    1,438
  President and Director
  of Madison Investment
  Advisors, Inc., the Madison Fund's
  Investment Advisor, 6411 Mineral
  Point Rd., Madison, WI  53705
 James R. Imhoff, Jr.                Director                52
  President and Director
  First Realty Group, Inc.
  429 Gammon Place
  Madison, WI  53719,
  Director of Park Bank of Madison, WI
 Edmund B. Johnson                  Director                 75
  Vice President and Director
  of Medix of Wisconsin, Inc.
  Medix is a medical supply company.
  3302 Valley Creek Circle
  Middleton, WI 53562
 Lorence D. Wheeler                 Director                 59
  President of Credit Union
  Benefits Services, Inc.,
  Box 431, Madison, WI  53701-0431

*  Directors who are "interested persons" of the Madison
Fund as defined in the Investment Company Act of 1940 by reason of being an officer and/or director of the Madison
Fund's advisor, Madison Investment Advisors, Inc.

1) All Directors have served since the Madison Fund's inception.

 Executive officers of the Madison Fund are elected annually by the Board of Directors.

The Management of the Madison Fund recommends you vote
FOR the directors nominated in the above table.


Officers of the Madison Fund
Name and Business History                 Office               Age         First elected

Frank E. Burgess                          President            54          1978
President and Director
of Madison Investment
Advisors, Inc., the Madison Fund's
Investment Advisor, 6411 Mineral
Point Rd., Madison, WI  53705
Chris Berberet                           Treasurer             36          1994
Vice President, Madison
Investment Advisors, Inc.
Prior to joining Advisor,
he was associated with ELCA
Board of Pensions in Minneapolis, MN.
Katherine L. Frank                       Vice President,       36         1988
Vice President, Madison In-              Secretary
vestment Advisors, Inc. since 1986.
Previously with Wayne Hummer
& Co., Chicago, IL.
Jay R. Sekelsky                          Vice President       37          1991
Vice President, Madison
Investment Advisors since 1990.
Previously with Wellington
Management of Boston.
Elizabeth Hendricks                     Assistant Secretary   29          1996
Controller, Madison Investment
Advisors, Inc.  With Madison
Investment Advisors, Inc. since
1996.  Previously with McGladrey
and Pullen and Deloitte & Touche.

(2)  Approval or Disapproval of the Investment Advisory Agreement

      Action is to be taken with respect to the approval of the investment advisory agreement ("Agreement") between the Madison Fund and its Advisor, Madison Investment Advisors,
Inc. ("Madison") until the Merger of the Madison Fund as discussed in this Prospectus/Proxy
Agreement, if approved, or, if the Merger is not approved, until the annual meeting of shareholders in April or May 1998. The terms of the Agreement have not changed since they were last approved at the Madison Fund's Annual
Meeting in 1996.

     Under the Agreement originally dated October 16, 1989, and amended on February 4, 1992 Madison Investment Advisors, Inc. furnishes the Madison Fund with continuous investment service and management. The Agreement as amended was approved at the last shareholder meeting on May 1, 1996.
The Board of Directors, including the directors who are not "interested persons" of Madison, formally extended the Agreement as amended at a Director's meeting called for that purpose.

     Under the terms of the contract Madison is paid a quarterly fee based on the net asset value of the Madison Fund, as determined by the appraisals made as of the close of each business day. On an annualized basis, the fee is five-tenths of one percent (.50%) of the total net assets of the Madison Fund. During the period ended December 31, 1996, Madison received $23,878 in fees from the Madison Fund.

     Madison, at its own expense and without
reimbursement from the Madison Fund furnishes office space, office facilities, executive officers and overhead expenses for managing the assets of the Madison Fund, other than expenses incurred in complying with laws regulating the issue or sale of securities and fees paid for attendance at Board meetings to directors who are not "interested persons" of BFA or Madison or officers or employees of the Madison Fund. The Madison Fund bears all other expenses of its operations, subject to certain expense limitations.

     Madison has undertaken to reimburse the Madison
Fund to the extent that expenses, including the investment advisory fee but excluding interest, taxes and brokerage commissions, exceed 2% of the net asset value as determined by appraisals made as of the close of each business day of the year. The Madison Fund is not subject to any individual state expense limitations at this time. Madison will offset on a quarterly basis against its fee any such expenses in excess of the expense limitations. Madison was not required to reimburse the Madison Fund in 1996 as the Madison Fund's expenses were within the 2% limitation.

    The Agreement is not assignable and may be terminated by the Madison Fund (by action of its Board of Directors or by vote of a majority of its outstanding voting securities) or by the Advisor, without penalty, on sixty (60) days written notice. Otherwise, this Agreement continues in effect so long as it is approved annually by the Directors of the Madison Fund who are not "interested persons" of the Advisor, cast in person at a meeting called for the purpose of voting on such approval, and by either the Board of Directors or by a majority of the outstanding shares of the Madison Fund.

Frank E. Burgess, who is President and a Director of the Madison Fund, is President, Treasurer and a Director of the Advisor. Mr. Burgess is the majority shareholder of the Advisor. Katherine L. Frank, who is Vice President and Secretary of the Madison Fund, is also Vice President of the Advisor. Jay R. Sekelsky, who is Vice President of the Madison Fund, is also Vice President of Madison. Chris Berberet who is Treasurer of the Madison Fund, is also Vice President of Madison. Elizabeth Hendricks who is
Assistant Secretary of the Madison Fund, is also Controller of Madison. All of the above may be contacted at 6411 Mineral Point Road, Madison, Wisconsin 53705. Madison also manages Bascom Hill Investors, Inc. with total net assets of $13.1 million and Bascom Hill BALANCED Fund, Inc. with total net assets of $11 million as of December 31, 1996. Through its Bankers Finance Advisors, LLC subsidiary, Madison also manages the GIT Investment
Funds family of thirteen mutual funds, including
Government Investors Trust, GIT Equity Trust, GIT
Income Trust and GIT Tax-Free Trust, with total net assets of approximately $190 million as of December 31, 1996.

The Management of the Madison Fund recommends you vote
FOR the approval of the Agreement.

(3)  Ratification or Rejection of Selection of Auditors

    The Board of Directors, including the Directors of the Madison Fund who are not "interested persons" as defined by the Investment Company Act of 1940, has selected Williams, Young & Associates, LLC, P.O. Box 8700, Madison, Wisconsin, 53708, independent certified public accountants, to act as auditors of the Madison Fund for the fiscal year ending December 31, 1997 or until the Merger of the Madison
Fund, whichever occurs first. Williams, Young & Associates, LLC is expected to be present at the Annual Meeting to answer any appropriate questions. A copy of the Annual Report containing audited financial statements for the period ended December 31, 1996 was previously mailed to shareholders.

The Management of the Madison Fund recommends that you vote FOR the selection of Williams, Young & Associates, LLC as auditors of the Madison Fund for the fiscal year ending
December 31, 1997 or until the Merger of the Madison Fund, whichever occurs first.

(4)  Other Matters

    The Management of the Madison Fund knows of no other matter that may come before the Annual Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed Proxy form to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

    VOTING INFORMATION

 This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Madison Fund to be used at the Annual Meeting of Shareholders of the Madison Fund, to be held at the Radisson Inn, 517 Grand Canyon Drive, Madison, Wisconsin on Wednesday, the 29th of May, 1997 at 4:00 p.m. and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders on or about May 1, 1997. Only shareholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of a majority of the shares outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the persons named as proxies will vote the shares represented by the proxy in accordance with the instructions marked. Unmarked proxies will be voted FOR the proposed Merger, FOR the election of the Directors nominated, FOR the renewal of the investment advisory agreement with Madison, FOR the ratification of the selected independent auditors and FOR any other matters deemed appropriate. Proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote or (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Since shares represented by "broker non-votes" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against the Merger. A proxy may be revoked at any time at or before the Meeting by written notice to the Secretary of the Madison Fund, 6411 Mineral Point Road, Madison, Wisconsin 53705. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Merger contemplated.

Approval of the Plan will require the affirmative vote of more than 50% of the outstanding voting securities of the Bascom Hill Fund. Fractional shares outstanding are not entitled to a proportionate share of one vote.

  If the shareholders do not vote to approve the Merger, the Board of Directors of the Madison Fund will continue to operate the Madison Fund under existing arrangements.

  Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, telegraph, facsimile or personal solicitations conducted by officers and employees of Madison, its affiliates or other representatives of Madison (who will not be paid for their solicitation activities).

  The Madison Fund will be responsible for the fees and expenses of its counsel and counsel for the independent Directors in connection with the Merger, whether or not the Merger is consummated. With respect to the costs of preparing this Prospectus/Proxy Statement and soliciting shareholders of the Madison Fund, Madison has agreed to bear such costs.

In the event that sufficient votes to approve the Plan are not received by June 13, 1997, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

  A shareholder who objects to the proposed transaction will not be entitled under either Wisconsin law or the Articles of Incorporation of the Madison Fund to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of the GIT Fund which they received in the transaction at their then-current net asset value. Shares of the Madison Fund may be redeemed at any time prior to the consummation of the Merger. Madison Fund shareholders may wish to consult their tax advisors as to any differing consequences of redeeming Madison
Fund shares prior to the Merger or exchanging such shares in the Merger.

If the Merger is not approved, Any shareholder proposal to be presented at the Annual Meeting of shareholders held in 1998, must be received at the executive offices of the Madison Fund on or before February 1, 1998 at the address set forth on the cover of this Prospectus/Proxy
Statement.

  Notice to Banks, Broker-Dealers and Voting Trustees and
Their Nominees. Please advise Madison whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

  The votes of the shareholders of the GIT Fund are not being solicited by the Prospectus/Proxy Statement and are not required to carry out the Merger.

THE BOARD OF DIRECTORS OF THE MADISON FUND, INCLUDING THE
"NON-INTERESTED" DIRECTORS, RECOMMENDS APPROVAL OF THE PLAN,
AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE
CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

      ---------------------
May 1, 1997

EXHIBIT A


AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of the 1st day of April, 1997, by and between GIT Income Trust, a Massachusetts business trust (the "Trust"), with its principal place of business at 1655 Ft. Myer Drive, Arlington, Virginia 22209, with respect to its Madison Bond Fund Portfolio series (the "Acquiring Fund"), and Madison Bond Fund, Inc., a Wisconsin corporation (the "Company"), with its principal place of business at 6411 Mineral Point Road, Madison, Wisconsin 53705 (the "Selling Fund").

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368 (a)(1) of the United States Internal Revenue Code of 1986 (the "Code"). The reorganization (the
"Merger") will consist of the transfer of substantially all of the assets of the Selling Fund in exchange solely for shares of beneficial interest, no par value per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of certain stated liabilities of the Selling Fund and the distribution, after the Merger Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund is an open-end, registered investment company and the Acquiring Fund is a separate investment series of an open-end, registered investment company of the management type, and the Selling Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Trust, have determined that the exchange of substantially all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of certain stated liabilities by the Acquiring Fund on the terms and conditions hereinafter set forth is in the best interests of the Acquiring Fund shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Board of Directors of the Selling Fund has determined that the Selling Fund should transfer substantially all of its assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption of certain liabilities by the Acquiring Fund, on the terms and conditions hereinafter set forth, that such transfer is in the best interests of the Selling Fund's shareholders, and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE
ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND
LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1 The Exchange. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer the Selling Fund's assets as set forth in paragraph
1.2 to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, which is equal to the number of whole and fractional shares of the Selling Fund that are issued and outstanding as of the Merge Date, and (ii) to assume certain liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Merger Date").

1.2 Assets to be Acquired. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including without limitation all cash, securities, commodities and futures interests and dividends or interest receivable, which is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Merger Date. The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements which contain a list of all of Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest. The Acquiring Fund will, within a reasonable time prior to the Merger Date, furnish the Selling Fund with a statement of the Acquiring Fund's investment objectives, policies and restrictions and a list of the securities, if any, on the Selling Fund's list referred to in the second sentence of this paragraph which do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. In the event that the Selling Fund holds any investments which the Acquiring Fund may not hold, the Selling Fund will dispose of such securities prior to the Merger Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Merger Date.

1.3 Liabilities to be Assumed. The Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Merger Date. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared by Madison Investment Advisors, Inc. the investment advisor and administrator of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Selling Fund reflected in such Statement of Assets and Liabilities and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

1.4 Liquidation and Distribution. As soon after the Merger Date as is conveniently practicable (the "Liquidation Date"), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund's shareholders of record, determined as of the close of business on the Merger Date (the "Selling Fund Shareholders"), on a one-for-one share basis, the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1. and
(b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund, to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the same number of whole and fractional shares in the Acquiring Fund as the Selling Fund shareholders held in the Selling Fund immediately prior to the Merger. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange, but nothing herein prevents the Acquiring Fund from issuing certificates to its shareholders thereafter.

1.5 Ownership of Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Whole or fractional shares of the Acquiring Fund will be issued in the manner described in the combined Prospectus and Proxy Statement on Form N-14 to be distributed to shareholders of the Selling Fund as described in Section 5.

1.6 Transfer Taxes. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7 Reporting Responsibility. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Merger Date and such later date on which the Selling Fund is terminated and deregistered.

1.8 Termination and Deregistration. The business of the Selling Fund shall be wound up, and the Company shall be dissolved as a Wisconsin corporation and deregistered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), promptly following the Merger Date and the making of all distributions pursuant to paragraph 1.4.

     ARTICLE II

     VALUATION

2.1 Valuation of Assets. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately preceding the Merger Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Trust's Declaration of Trust and the Acquiring Fund's current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties, recognizing that valuation of the Selling Fund's assets immediately before the Merger Date is anticipated to be equal to the valuation of the Acquiring Fund's assets immediately after the Merger Date.

2.2 Shares to be Issued. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's assets shall be equal to the number of whole and fractional shares of the Selling Fund that are issued and outstanding as of the close of business on the Merger Date. The net asset value per share of each Acquiring Fund share outstanding immediately following the Merger shall be equal to the net asset value per share of each Selling Fund share immediately prior to the effective time of Closing.

     ARTICLE III

    CLOSING AND MERGER DATE

3.1 Merger Date. The Merger Date shall be June 13, 1997 or such later date as the parties may agree to in writing. All acts taking place pursuant to the Merger shall be deemed to take place simultaneously as of the close of business on the Merger Date unless otherwise provided. The Closing shall be held as of 4:00 o'clock p.m. at the offices of Bankers Finance Advisors, LLC, 1655 Ft. Myer Drive, Arlington, Virginia 22209, or at such other time and/or place as the parties may agree.

3.2 Custodian's Certificate. Firstar Trust Company, as custodian for the Selling Fund (the "Custodian"), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Merger Date and (b) all necessary taxes including all applicable Federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities.

3.3 Effect of Suspension in Trading. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted, or ( b ) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Merger Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.4 Transfer Agent's Certificate. Firstar Trust Company, as transfer agent for the Selling Fund shall deliver at the Closing a certificate of an authorized officer stating that their records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Company, or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request. The Trust serves as transfer agent for the Acquiring Fund.

     ARTICLE IV

    REPRESENTATIONS AND WARRANTIES

 4.1 Representations of the Selling Fund. The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a) The Selling Fund is a Wisconsin corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin;

(b) The Selling Fund is a registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940 (the "1940 Act") is in full force and effect;

(c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended, (the "1933 Act") and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Selling Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it is bound;

(e) The Selling Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to it prior to the Merger Date;

(f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) The financial statements of the Selling Fund at December 31, 1996 have been audited by Williams Young & Associates, LLC, certified public accountants, and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such dates, and there are no known contingent liabilities of the Selling Fund as of such dates not disclosed therein;

(h) Since December 31, 1996, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change;

(i) At the Merger Date, all Federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and to the best of the Selling Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For each of the preceding six fiscal years of its operation the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains;

(k) All issued and outstanding shares of the Selling Fund are, and at the Merger Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Merger Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Selling Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares;

(l) At the Merger Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund;

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(n) The information to be furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto;

(o) The proxy statement of the Selling Fund to be included in the Registration Statement referred to in paragraph 5.7 (other than information therein that relates to the Acquiring Fund) will, on the effective date of the Registration Statement and on the Merger Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

 4.2 Representations of the Acquiring Fund. The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a) The Acquiring Fund is a separate investment series of a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

(b) The Acquiring Fund is a separate investment series of a Massachusetts business trust that is registered as an investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act shall be in full force and effect as of the Merger Date;

(c) The current prospectus and statement of additional information of the Acquiring Fund, to be effective as of the Merger Date, shall conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

(e) Except as otherwise disclosed to the Selling Fund and accepted by the Selling Fund, no material litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

(f) Other than actions taken in connection with its designation as an investment series of the Trust, the Acquiring Fund has had no operations as of the date of the Agreement and has no net assets or liabilities;

(g) Since its designation as an investment series of the Trust, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, or any incurrence by the Acquiring Fund of indebtedness, except as otherwise disclosed to and accepted by the Acquiring Fund;

(h) At the Merger Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all Federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each fiscal year of its operation the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company;

(j) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(k) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will at the Merger Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable (except that, under Massachusetts law, shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto;

(n) The Prospectus and Proxy Statement to be included in the Registration Statement (only insofar as it relates to the Acquiring Fund ) will, on the effective date of the Registration Statement and on the Merger Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; and

(o) The Acquiring Fund agrees to use all reasonable efforts to give the notices or obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Merger Date.


     ARTICLE V

  COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5. 1 Operation in Ordinary Course. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Merger Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2 Approval of Shareholders. The Selling Fund will call a meeting of the Selling Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 Investment Representation. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.4 Additional Information. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

5.5 Further Action. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Merger Date.

5.6 Statement of Earnings and Profits. As promptly as practicable, but in any case within sixty days after the Merger Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for Federal income tax purposes which will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Selling Fund's President, its Treasurer and its independent auditors.

5.7 Preparation of Form N-14 Registration Statement. The Selling Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus and Proxy Statement") which will include the Prospectus and Proxy Statement, referred to in paragraph 4.1(o), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, (the "1934 Act") and the 1940 Act in connection with the meeting of the Selling Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein.

     ARTICLE VI

  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

  The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Merger Date, and, in addition thereto, the following further conditions:

6.1 All representations, covenants and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Merger Date with the same force and effect as if made on and as of the Merger Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by the Trust's President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Selling Fund and dated as of the Merger Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request; and

6.2 The Selling Fund shall have received on the Merger Date an opinion or statement from Sullivan & Worcester LLP, counsel to the Acquiring Fund, in form and substance satisfactory to the Selling Fund addressing the Acquiring Fund's standing, authority or such other matters as the Acquiring Fund may request to ensure the timely and authorized accomplishment of the Merger without penalty or assumption of liability. Such statement shall contain such assumptions and limitations as shall be in the opinion of Sullivan & Worcester, LLP appropriate to matters expressed therein.

ARTICLE VII

  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

  The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Merger Date and, in addition thereto, the following conditions:

7.1 All representations, covenants and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Merger Date with the same force and effect as if made on and as of the Merger Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Merger Date a certificate executed in its name by the Selling Fund's President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and, dated as of the Merger Date, to such effect and as to such other matters as the Acquiring
Fund shall reasonably request;

7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Merger Date, certified by the Treasurer of the Selling Fund ; and

7.3 The Acquiring Fund shall have received on the Merger
Date an opinion or statement from DeWitt, Ross & Stevens, S.C., counsel to the Selling Fund, in form and substance satisfactory to the Acquiring Fund addressing the Selling Fund's standing, authority or such other matters as the Selling Fund may request to ensure the timely and authorized accomplishment of the Merger without penalty or assumption of any liability not otherwise disclosed in the Selling Fund's financial statements. Such statement shall contain such other assumptions and limitations as shall be in the opinion of DeWitt Ross & Stevens, S.C. appropriate to matters expressed therein.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING
FUND AND THE SELLING FUND

  If any of the conditions set forth below do not exist on or before the Merger Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of the Selling Fund's Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1;

8.2 On the Merger Date the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All required consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities. including any necessary "no-action" positions of and exemptive orders from such Federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions;

8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund's investment company taxable income for all taxable years ending on or prior to the Merger Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all taxable years ending on or prior to the Merger Date (after reduction for any capital loss carryforward);

8.6 The parties shall have received a favorable opinion of DeWitt Ross & Stevens, S.C., addressed to the Acquiring Fund and the Selling Fund substantially to the effect that for Federal income tax purposes:

(a) The transfer of substantially all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund's shares to the Selling Fund in dissolution and liquidation of the Selling Fund, will constitute a "reorganization" within the meaning of
Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund; (c) no gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of certain identified liabilities of the Selling Fund or upon the distribution ( whether actual or constructive ) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund; (d) no gain or loss will be recognized by Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Merger will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Merger, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefore were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Merger ); and (f) the tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Merger, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

     ARTICLE IX

    BROKERAGE FEES AND EXPENSES

9.1 The Acquiring Fund and the Selling Fund each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2 (a) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Acquiring Fund will be borne by Madison Investment Advisors, Inc. ("Madison"). The Selling
Fund will bear the expense of its own counsel and counsel to its Directors in connection with the transactions contemplated by this Agreement. All other expenses of the transactions contemplated by this Agreement incurred by the Selling Fund will be borne by Madison. Such expenses include, without limita-tion, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Registration Statement under the 1933
Act covering the
Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement;
(iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus and Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation cost of the transactions. (b) Consistent with the provisions of paragraph 1.3, the Selling Fund, prior to the Merger Date, shall pay for or include in the statement of assets and liabilities prepared pursuant to paragraph 1.3 all of its known and reasonably estimated expenses associated with the transactions contemplated by this Agreement

     ARTICLE X

   ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that the Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     ARTICLE XI

     TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Merger Date because:

(a) of a breach by the other of any representation, warranty or agreement contained herein to be performed at or prior to the Merger Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund or the Selling Fund, the Trust, or their respective Directors, Trustees or officers, to the other party or its Directors, Trustees or officers, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.2.

     ARTICLE XII

     AMENDMENTS

  This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund: provided, however, that following the meeting of the Selling Fund Shareholders called by the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

     ARTICLE XIII

     NOTICES

  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, overnight courier or certified mail addressed to

  The Acquiring Fund:

   GIT Income Trust
   1655 Ft. Myer Drive, Suite 1000
   Arlington, Virginia 22209
   Attention:  W. Richard Mason, Esq.

  or to the Selling Fund

   Madison Bond Fund, Inc.
   6411 Mineral Point Road
   Madison, Wisconsin, 53705
   Attention: Frank E. Burgess, Esq.

     ARTICLE XIV

 HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 It is expressly agreed to that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust, personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Acquiring Fund. The execution and delivery of this Agreement has been authorized by the Trustees of the Trust on behalf of the Acquiring Fund and signed by authorized officers of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquiring Fund as provided in the Trust's Declaration of Trust.


   IN WITNESS WHEREOF, the parties have duly executed and sealed this Agreement, all as of the date first written above.

     GIT Income Trust
     on behalf of the Madison Bond Fund Portfolio

    By:/s/
    Name: Katherine L. Frank
    Title: President



     Madison Bond Fund, Inc.

    By: /s/
    Name: Frank E. Burgess
    Title: President

        MADISON BOND FUND, INC.
     MEETING OF SHAREHOLDERS -- MAY 28, 1997

This proxy is solicited on behalf of the Directors of the Madison Bond Fund, Inc.

The undersigned hereby appoints Katherine L. Frank and Frank E., and each of them separately, proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as designated below at the Annual Meeting of Shareholders of the above referenced
Madison Fund (the "Fund") to be held on Wednesday, May 28,
1997 at the Radisson Inn, 517 Grand Canyon Drive, Madison,
Wisconsin,  at 3:00 p.m. Central time, and at any
 adjournments thereof (the "Meeting"), all of the shares of the Fund which the undersigned would be entitled to vote if the undersigned were personally present.

Note:  Please sign exactly as name appears on this card.
All joint owners should sign. When signing as an executor, administrator, attorney, trustee, guardian or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in partnership name.

Every shareholder's vote is important! Vote this Proxy Card today! Please detach at perforation before mailing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE SHAREHOLDER WHOSE NAME IS
SIGNED HEREIN.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE
VOTED FOR EACH PROPOSAL.

To vote, mark blocks below in blue or black ink as follows [x]
Madison Bond Fund, Inc.
 Keep this portion for your records.
(perforation)
Detach and return this portion only.
1. To approve the proposed Agreement and Plan of Merger with the GIT Income Trust Madison Bond Fund Portfolio.

     o  YES   o  NO   o  ABSTAIN

2. Proposal to elect each of the nominees for Directors of the Madison Fund (except those marked below)
[ ] For all nominees [ ] Withhold authority for all [ ] To withhold authority to vote for an individual nominee (or nominees), write the nominee's name on the line below.

Frank E. Burgess, James R. Imhoff, Jr., Edmund Johnson,
Lorence D. Wheeler
_____________________________________

3. To approve the investment advisory agreement between Madison Investment Advisors, Inc. and the Madison Fund.

     o  YES   o  NO   o  ABSTAIN

4.  To ratify the selection of Williams, Young &
Associates, LLC, independent auditors.

     o  YES   o  NO   o  ABSTAIN

5. To consider and vote upon such other matters as may properly come before said meeting or any adjournments thereof.

     o  YES   o  NO   o  ABSTAIN

   These items are discussed in greater detail in the attached
Prospectus/Proxy Statement. The Board of Directors of the Madison
Bond Fund, Inc. has fixed the close of business on March 31, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

   SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE
REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

  STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997

    Acquisition of the Assets of
    Madison Bond Fund, Inc.
    6411 Mineral Point Road
    Madison, Wisconsin 53705
     1-800-767-0300

   By and in Exchange for Shares of

   Madison Bond Fund Portfolio
     of
     GIT Income Trust
    1655 Ft. Myer Drive, Suite 1000
    Arlington, Virginia 22209
     1-800-336-3063

This Statement of Additional Information, relating specifically to the proposed transfer of the assets of the Madison Bond Fund, Inc., in exchange for shares of the Madison Bond Fund Portfolio, a series of GIT Income Trust, and the assumption by GIT Income Trust of certain identified liabilities of the Madison Bond Fund Portfolio, is not a prospectus. A Prospectus/Proxy Statement dated May 1, 1997 relating to the above-referenced matter may be obtained from Madison Investment Advisors, Inc., 6411 Mineral Point Road, Madison, Wisconsin 53705 or by calling 800-767-0300. This Statement of Additional Information relates to and should be read in conjunction with such Prospectus/Proxy Statement.

 This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

  1. The Prospectus of the Madison Bond Fund, Inc. dated February 28, 1997.

  2. The Statement of Additional Information of the Madison Bond
   Fund, Inc. dated February 28, 1997.

3. The Annual Report of the Madison Bond Fund, dated February 28, 1997.

The following information is provided with regard to the Madison Bond Fund Portfolio of GIT Income Trust.

Table of Contents
Introductory Information
("About GIT Income Trust")                         2

Supplemental Investment Policies
("Investment Objectives" and "Investment Policies")3

Investment Limitations
("Investment Policies")                            9

The Investment Advisor
("Management of the Trust")                       12

Organization of the Trust
("The Trust and Its Shares")                      13

Trustees and Officers
("Management of the Trust")                       15

Administrative and Other Expenses
("Management of the Trust")                       18

Portfolio Transactions
("Management of the Trust")                       19

Share Purchases
("How to Purchase and Redeem Shares")             20

Share Redemptions
("How to Purchase and Redeem Shares")             22

Retirement Plans
("How to Purchase and Redeem Shares")             24

Declaration of Dividends
("Dividends")                                     25

Determination of Net Asset Value
("Net Asset Value")                               25

Additional Tax Matters
("Taxes")                                         27

Yield and Total Return Calculations
("Performance Information")                       28

Custodians and Special Custodians                 31

Legal Matters and Independent Auditors            31

Additional Information                            32

Financial Statements                              32

Quality Ratings
("Investment Policies")                           32

Pro Forma Financial Statements                    34

Note: The items appearing in parentheses above are cross references to sections in the Prospectus/Proxy Statement which correspond to the sections of this Statement of Additional
Information.

Introductory Information

GIT Income Trust (the "Trust") issues three series of shares:
Government Portfolio shares, Maximum Income Portfolio shares and Madison Bond Fund Portfolio shares.
Government Portfolio shares represent interests in a portfolio of Government Securities (the "Government Portfolio"). Maximum
Income Portfolio shares represent interests in a portfolio of lower-grade debt securities, rated not lower than CCC or Caa or of equivalent quality (the "Maximum Income Portfolio").
Madison Bond Fund Portfolio shares represent interests in a portfolio of investment grade corporate debt securities, Government Securities and short-term fixed income securities. These portfolios are described more fully below (see "Supplemental
Investment Policies").

Supplemental Investment Policies

The investment objectives of the Trust are described in the Prospectus (see "Investment Objective"). Reference should also be made to the Prospectus for general information concerning the Trust's investment policies for each of its portfolios (see "Investment Policies"). The Trust seeks to achieve its investment objectives through diversified investment by each of its portfolios, principally in debt securities.

Unless described herein or in the Prospectus, the Trust will not invest in what are generally considered to be risky "derivative" securities. Any deviation from this policy must be approved by the Trustees in advance.

The quality rating classifications for debt securities of "High Grade," "Upper Medium Grade," "Lower Medium Grade" and "Low Grade" are defined below (see "Quality Ratings"). For unrated debt securities BFA may make its own determinations of those investments it assigns to each quality rating classification, as part of the exercise of its investment discretion on behalf of the Trust, but such determinations will be made by reference to the rating criteria followed by recognized rating agencies (see "Quality Ratings"). Any unrated securities purchased for the Maximum Income Portfolio will be of comparable quality to the rated securities that may be purchased for the same portfolio. BFA's quality classification procedures will be subject to review by the Trustees.

Basic Investment Policies. The GIT Fund invests in corporate debt securities and obligations of the U.S.
Government and its Agencies. Eligible corporate debt securities must be accorded one of the four highest quality ratings by Standard & Poor's or Moody's or, if unrated, judged by BFA to be of comparable quality. Bonds rated A, AA, or AAA by Standard & Poor's or
Aaa, Aa, or A by Moody's indicate strong to high capacity of the company to pay interest and repay principal.
However, the fourth highest rating, BBB, or Baa indicates adequate capacity to pay interest and repay principal but suggests that adverse economic conditions may weaken the company's ability to meet these obligations. Securities rated Baa are regarded by Moody's as having some speculative characteristics.

Other Policies. The Trust will not invest more than 25% of the assets of the GIT Fund in any one industry. Although the investment policies of the Trust contemplate that each of its portfolios will be principally invested in longer-term debt securities, investment management considerations will mean that a portion of each portfolio will normally be invested in short-term investments. The short-term investments in which the Trust may invest are described below. The Trust also reserves the right to maintain a portion of the assets of any portfolio in uninvested cash when deemed advisable.

During defensive periods the Trust may also invest up to 100% of its assets in short-term investments, including without limitation in U.S. Government securities and the money market obligations of domestic banks, their branches and other domestic depository institutions (see "Investment Limitations").

Short-Term Investments. The "short-term investments" in which the Trust may invest are limited to the following U.S. dollar denominated investments: (1) U.S. Government securities; (2) obligations of banks having total assets of $750 million or more;
(3) commercial paper having a quality rating appropriate to the respective portfolio of the Trust; and (4) repurchase agreements involving any of the foregoing securities or long-term debt securities of the type in which the respective portfolio of the Trust could invest directly.

Bank obligations eligible as short-term investments are certificates of deposit ("CDs"), bankers acceptances ("BAs") and other obligations of banks having total assets of $750 million or more (including assets of affiliates). CDs are generally short-term interest-bearing negotiable certificates issued by banks against funds deposited with the issuing bank for a specified period of time. Such CDs may be marketable or may be redeemable upon demand of the holder; some redeemable CDs may have penalties for early withdrawal, while others may not. Federally insured bank deposits are presently limited to $100,000 of insurance per depositor per bank, so the interest or principal of CDs may not be fully insured. BAs are time drafts drawn against a business, often an importer, and "accepted" by a bank, which agrees unconditionally to pay the draft on its maturity date. BAs are negotiable and trade in the secondary market.

The Trust will not invest in non-transferable time deposits having penalties for early withdrawal if such time deposits mature in more than seven calendar days, and such time deposits maturing in two business days to seven calendar days will be limited to 10% of the respective portfolio's total assets.

"Commercial paper" describes the unsecured promissory notes issued by major corporations to finance short-term credit needs. Commercial paper is issued in maturities of nine months or less and usually on a discount basis. Commercial paper may be rated A-1, P-1, A-2, P-2, A-3 or P-3 (see "Quality Ratings").

Specialized Investment Techniques. In order to achieve its investment objective, the Trust may use, when BFA deems appropriate, certain specialized investment techniques. Such specialized investment techniques principally include those identified in the Prospectus (see "Investment Policies"), which are described more fully below:

1. When-Issued Securities. The Trust may purchase and sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought or sold with payment for and delivery of the securities scheduled to take place at a future time. Frequently when newly issued debt securities are purchased, payment and delivery may not take place for 15 to 45 days after the Trust commits to the purchase. Fluctuations in the value of securities contracted for future purchase settlement may increase changes in the value of the respective portfolio, because such value changes must be added to changes in the values of those securities actually held in the portfolio during the same period. When-issued transactions represent a form of leveraging; the Trust will be at risk as soon as the when-issued purchase commitment is made, prior to actual delivery of the securities purchased.

When engaging in when-issued or delayed delivery transactions, the Trust must rely upon the buyer or seller to complete the transaction at the scheduled time; if the other party fails to do so, then the Trust might lose a purchase or sale opportunity that could be more advantageous than alternative opportunities available at the time of the failure. If the transaction is completed, intervening changes in market conditions or the issuer's financial condition could make it less advantageous than investment alternatives otherwise available at the time of settlement.

While the Trust will only commit to securities purchases that it intends to complete, it reserves the right, if deemed advisable, to sell any securities purchase contracts before settlement of the transaction; in any such case the Trust could realize either a gain or a loss, despite the fact that the original transaction was never completed. When fixed yield contracts are made for the purchase of when-issued securities, the Trust will maintain in a segregated account designated investments which are liquid or mature prior to the scheduled settlement and cash sufficient in aggregate value to provide adequate funds for completion of the scheduled purchase.

2. Securities with Variable Interest Rates. Some of the securities purchased by the Trust may carry variable interest rates. Securities with variable interest rates normally are adjusted periodically to pay an interest rate which is a fixed percentage of some base rate, such as the "prime" interest rate of a specified bank. The rate adjustments may be specified either to occur on fixed dates, such as the beginning of each calendar month, or to occur whenever the base rate changes. Certain of these variable rate securities may be payable by the issuer upon demand of the holder, generally within seven days of the date of demand; others may have a fixed stated maturity with no demand feature.

Variable rate securities may offer higher yields than are available from shorter-term securities, but less risk of market value fluctuations than longer-term securities having fixed interest rates. When interest rates generally are falling, the yields of variable rate securities will tend to fall, while when rates are generally rising variable rate yields will tend to rise.

Variable rate securities may not be rated and may not have a readily available secondary market. To the extent these securities are illiquid, they will be subject to the Trust's 10% limitation on investments in illiquid securities (see "Investment Limitations"). The Trust's ability to obtain payment after the exercise of demand rights could be adversely affected by subsequent events prior to repayment of the investment at par. BFA will monitor on an ongoing basis the revenues and liquidity of issuers of variable rate securities and the ability of such issuers to pay principal and interest pursuant to any demand feature.

3. Repurchase Agreement Transactions. A repurchase agreement involves the acquisition of securities from a financial institution, such as a bank or securities dealer, with the right to resell the same securities to the financial institution on a future date at a fixed price. Repurchase agreements are a highly flexible medium of investment, in that they may be for very short periods, including frequently maturities of only one day. Under the Investment Company Act of 1940 repurchase agreements are considered loans, and the securities involved may be viewed as collateral. It is the Trust's policy to limit the financial institutions with which it engages in repurchase agreements to banks, savings and loan associations and securities dealers meeting financial responsibility standards prescribed in guidelines adopted by the Trustees.

When investing in repurchase agreements, the Trust could be subject to the risk that the other party may not complete the scheduled repurchase and the Trust would then be left holding securities it did not expect to retain. If those securities decline in price to a value less than the amount due at the scheduled time of repurchase, then the Trust could suffer a loss of principal or interest. BFA will follow procedures designed to assure that repurchase agreements acquired by the Trust are always at least 100% collateralized as to principal and interest. It is the Trust's policy to require delivery of repurchase agreement collateral to its Custodian or, in the case of book entry securities held by the Federal Reserve System, that such collateral is registered in the Custodian's name or in negotiable form. In the event of insolvency or bankruptcy of the other party to a repurchase agreement, the Trust could encounter difficulties and might incur losses upon the exercise of its rights under the repurchase agreement.

To the extent the Trust requires cash to meet redemption requests and determines that it would not be advantageous to sell portfolio securities to meet those requests, or to the extent the Trust wishes to obtain cash for a more advantageous investment, then it may sell its portfolio securities to another investor with a simultaneous agreement to repurchase them. Such a transaction is commonly called a "reverse repurchase agreement." It would have the practical effect of constituting a loan to the Trust, the proceeds of which would be used either for other investments or to meet cash requirements from redemption requests. If the Trust engages in reverse repurchase agreement transactions, it will either maintain in a segregated account designated High Grade investments which are liquid or mature prior to the scheduled repurchase and cash sufficient in aggregate value to provide adequate funds for completion of the repurchase. It is the Trust's current operating policy not to engage in reverse repurchase agreements for any purpose, if as a result reverse repurchase agreements in the aggregate would exceed 5% of the Trust's total assets.

4. Loans of Portfolio Securities. The Trust, in certain circumstances, may be able to earn additional income by loaning portfolio securities to a broker-dealer or financial institution.
The Trust may make such loans only if cash or U.S. Government securities, equal in value to 100% of the market value of the securities loaned, are delivered to the Trust by the borrower and maintained in a segregated account at full market value each business day. During the term of any securities loan, the borrower will pay to the Trust all interest income earned on the loaned securities; at the same time the Trust will also be able to invest any cash portion of the collateral or otherwise will charge a fee for making the loan, thereby increasing its overall return. It is the Trust's policy that it shall have the option to terminate any loan of portfolio securities at any time upon seven days' notice to the borrower. In making a loan of securities, the Trust would be exposed to the possibility that the borrower of the securities might be unable to return them when required, which would leave the Trust with the collateral maintained against the loan; if the collateral were of insufficient value, the Trust could suffer a loss. The Trust may pay fees for the placement, administration and custody of securities loans, as it deems appropriate.

Any loans by the Trust of portfolio securities will be made in accordance with applicable guidelines established by the Securities and Exchange Commission or the Trustees. In determining whether to lend securities to a particular broker, dealer or other financial institution, BFA will consider the creditworthiness of the borrowing institution. The Trust will not enter into any securities lending agreement having a duration of greater than one year.

5. Financial Futures Contracts. The Trust may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities which the Trust would be permitted to purchase or sell by other means. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing a futures contract, the Trust will legally obligate itself to accept delivery of the underlying securities and pay the agreed price; by selling a futures contract it will legally obligate itself to make delivery of the security against payment of the agreed price. The Trust will use financial futures contracts only where it intends to take or make the required delivery of securities; however, if it is economically more advantageous to do so, the Trust may acquire or sell the same securities in the open market prior to the time the purchase or sale would otherwise take place according to the contract and concurrently liquidate the corresponding futures position by entering into another futures transaction that precisely offsets the original futures position.

A financial futures contract for a purchase of securities is called a "long" position, while a financial futures contract for a sale of securities is called a "short" position. Short futures contracts may be used as a hedge against a decline in the value of an investment by locking in a future sale price for the securities specified for delivery against the contract. Long futures contracts may be used to protect against a possible decline in interest rates. Hedges may be implemented by futures transactions for either the securities held or for comparable securities that are expected to parallel the price movements of the securities being hedged. Customarily, most futures contracts are liquidated prior to the required settlement date by disposing of the contract; such transactions may result in either a gain or a loss, which when part of a hedging transaction, would be expected to offset corresponding losses or gains on the hedged securities.

The Trust intends to use financial futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. A futures contract sale is intended to protect against an expected increase in interest rates and a futures contract purchase is intended to offset the impact of an interest rate decline. By means of futures transactions, the Trust may arrange a future purchase or sale of securities under terms fixed at the time the futures contract is made.

The Trust will incur brokerage fees in connection with its futures transactions, and it will be required to deposit and maintain cash or U.S. Government securities with brokers as margin to guarantee performance of its futures obligations. When purchasing securities by means of futures contracts the Trust will maintain in separate accounts (including brokerage accounts used to maintain the margin required by the contracts) High Grade investments which are liquid or which mature prior to the scheduled purchase and cash sufficient in aggregate value to provide adequate funds for completion of the purchase. While futures will be utilized to reduce the risks of interest rate fluctuations, futures trading itself entails certain other risks. Thus, while the Trust may benefit from the use of financial futures contracts, unanticipated changes in interest rates may result in a poorer overall performance than if the Trust had not entered into any such contracts.

Maturities. As used in this Statement of Additional Information and in the Prospectus/Proxy Statement, the term "effective maturity" means either the actual stated maturity of the investment, the time between its scheduled interest rate adjustment dates (for variable rate securities), or the time between its purchase settlement and scheduled future resale settlement pursuant to a resale or optional resale under fixed terms arranged in connection with the purchase, whichever period is shorter. A "stated maturity" means the time scheduled for final repayment of the entire principal amount of the investment under its terms. "Short-term" means a maturity of one year or less, while "long-term" means a longer maturity.

Policy Review. If, in the judgment of a majority of the Trustees of the Trust, unanticipated future circumstances make inadvisable continuation of the Trust's policy of seeking high current income from investment principally in long-term debt securities, or continuation of the more specific policies of each portfolio, then the Trustees may change any such policies without shareholder approval, subject to the limitations provided elsewhere in this Statement of Additional Information (see "Investment Limitations") and after giving 30 days' written notice to the Trust's shareholders affected by the change.

Except for the fundamental investment limitations placed upon the Trust's activities, the Trustees reserve the right to review and change the other investment policies and techniques employed by the Trust, from time to time as they deem appropriate, in response to market conditions and other factors. Reference should be made to "Investment Limitations" for a description of those fundamental investment policies which may not be changed without shareholder approval. Such fundamental policies would permit the Trust, after notice to shareholders but without a shareholder vote, to adopt policies permitting a wide variety of investments, including money market instruments, all types of common and preferred equity securities, all types of long-term debt securities, convertible securities, and certain types of option contracts. In the event of such a policy change, a change in the Trust's name might be required. There can be no assurance that the Trust's present objectives will be achieved.

Investment Limitations

The Trust has adopted as fundamental policies the following limitations on its investment activities, which apply to each of its portfolios; these fundamental policies may not be changed without a majority vote of the Trust's shareholders, as defined in the Investment Company Act of 1940 (see "Organization of the Trust").

1. Permissible Investments. Subject to the investment policies from time to time adopted by the Trustees, the Trust may purchase any type of securities under such terms as the Trust may determine; and any such securities may be acquired pursuant to repurchase agreements with financial institutions or securities dealers or may be purchased from any person, under terms and arrangements determined by the Trust, for future delivery. Any of these securities may have limited markets and may be purchased with restrictions on transfer; however, the Trust may not make any investment (including repurchase agreements) for which there is no readily available market and which may not be redeemed, terminated or otherwise converted into cash within seven days, unless after making the investment not more than 10% of the Trust's net assets would be so invested. Securities of foreign issuers not listed on a recognized domestic or foreign exchange are considered to be illiquid securities and fall within this 10% limitation.

2. Restricted Investments. Not more than 5% of the value of the total assets of a portfolio of the Trust may be invested in the securities of any one issuer (other than securities issued or guaranteed by the United States Government or any of its agencies or instrumentalities and excluding cash and cash items); nor may securities be purchased when as a result more than 10% of the voting securities of the issuer would be held by the Trust. To the extent the Trust purchases securities other than obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, obligations which provide income exempt from federal income taxes, and short-term obligations of domestic banks, their branches, and other domestic depository institutions, the Trust will limit its investments so that not more than 25% of the assets of each of its portfolios are invested in any one industry. For purposes of these restrictions, the issuer is deemed to be the specific legal entity having ultimate responsibility for performance of the obligations evidenced by the security and whose assets and revenues principally back the security. Any security that does not have a governmental jurisdiction or instrumentality ultimately responsible for its repayment may not be purchased by the Trust when the entity responsible for such repayment has been in operation for less than three years, if such purchase would result in more than 5% of the total assets of the respective portfolio of the Trust being invested in such securities.

The Trust may not purchase the securities of other investment companies, except for shares of unit investment trusts holding securities of the type purchased by the Trust itself and then only if the value of such shares of any one investment company does not exceed 5% of the value of the total assets of the Trust's portfolio in which the shares are included and the aggregate value of all such shares does not exceed 10% of the value of such total assets, except in connection with an investment company merger, consolidation, acquisition or reorganization. The Trust may not purchase any security for purposes of exercising management or control of the issuer, except in connection with a merger, consolidation, acquisition or reorganization of an investment company. The Trust may not purchase or retain the securities of any issuer if, to the knowledge of the Trust's management, the holdings of those of the Trust's officers, Trustees and officers of its Advisor who beneficially hold one-half percent or more of such securities, together exceed 5% of such outstanding securities.

3. Borrowing and Lending. It is a fundamental policy of the Trust that it may borrow (including engaging in reverse repurchase agreement transactions) in amounts not exceeding 25% of its total assets for investment purposes. The Trust may not otherwise issue senior securities representing indebtedness and may not pledge, mortgage or hypothecate any assets to secure bank loans, except in amounts not exceeding 15% of its net assets taken at cost.

The Trust may loan its portfolio securities in an amount not in excess of one-third of the value of the Trust's gross assets, provided collateral satisfactory to the Trust's Advisor is continuously maintained in amounts not less than the value of the securities loaned. The Trust may not lend money (except to governmental units), but is not precluded from entering into repurchase agreements or purchasing debt securities.

4. Other Activities. The Trust may not act as an underwriter (except for activities in connection with the acquisition or disposition of securities intended for or held by one of the Trust's portfolios), make short sales or maintain a short position (unless the Trust owns at least an equal amount of such securities, or securities convertible or exchangeable into such securities, and not more than 25% of the Trust's net assets is held as collateral for such sales). Nor may the Trust purchase securities on margin (except for customary credit used in transaction clearance), invest in commodities, purchase interests in real estate, real estate limited partnerships or invest in oil, gas or other mineral exploration or development programs or oil, gas or mineral leases. However, the Trust may purchase securities secured by real estate or interests therein and may use financial futures contracts, including contracts traded on a regulated commodity market or exchange, to purchase or sell securities which the Trust would be permitted to purchase or sell by other means and where the Trust intends to take or make the required delivery. The Trust may acquire put options in conjunction with a purchase of portfolio securities; it may also purchase put options and write call options covered by securities held in the respective portfolio (and purchase offsetting call options in closing purchase transactions), provided that the put option purchased or call option written at all times remains covered by portfolio securities, whether directly or by conversion or exchange rights; but it may not otherwise invest in or write puts and calls or combinations thereof. Investments in warrants, valued at the lower of cost or market, may not exceed 5% of the Trust's net assets and included within that amount, but not to exceed 2% of the value of the Trust's assets, may be warrants which are not listed on the New York or American Stock Exchanges.

Except as otherwise specifically provided, the foregoing percentage limitations need only be met when the investment is made or other relevant action is taken. As a matter of operating policy in order to comply with certain applicable state restrictions, but not as a fundamental policy, the Trust will not pledge, mortgage or hypothecate in excess of 10% of a portfolio's total assets taken at market value. Although permitted to do so by its fundamental policies, it is the Trust's current policy not to acquire put options or write call options.

Notwithstanding the Trust's fundamental policies, it does not presently intend to borrow (including engaging in reverse repurchase agreement transactions) for investment purposes nor to borrow (including engaging in reverse repurchase agreement transactions) for any purpose in amounts in excess of 5% of its total assets. If the Trust were to borrow for the purpose of making additional investments, such borrowing and investment would constitute "leverage." Leverage would exaggerate the impact of increases or decreases in the value of a portfolio's total assets on its net asset value, and thus increase the risk of holding the Trust's shares. Furthermore, if bank borrowings by the Trust for any purpose exceeded one-third of the value of the Trust's total assets (net of liabilities other than the bank borrowings), then the Investment Company Act of 1940 would require the Trust, within three business days, to liquidate assets and commensurately reduce bank borrowings until the borrowing level was again restored to such one-third level. Funds borrowed for leverage purposes would be subject to interest costs which might not be recovered by interest, dividends or appreciation from the respective securities purchases. The Trust might also be required to maintain minimum bank balances in connection with such borrowings or to pay line-of-credit commitment fees or other fees to continue such borrowings; either of these requirements would increase the cost of the borrowing.

In connection with the Trust's limitation on the industry concentration of its investments, domestic banks and their branches may include the domestic branches of foreign banks, to the extent such domestic branches are subject to the same regulation as United States banks; but they will not include the foreign branches of domestic banks unless the obligations of such foreign branches are unconditionally guaranteed by the domestic parent.

If the Trust alters any of the foregoing current operating policies (relating to financial futures contracts, options, warrants or borrowing), it will notify shareholders of the policy revision at least 30 days prior to its implementation and describe the new investment techniques to be employed. In the implementation of its investment policies the Trust will not consider securities to be readily marketable unless they have readily available market quotations.


The Investment Advisor

Effective July 31, 1996, Bankers Finance Advisors, LLC, 1655 Fort Myer Drive, Arlington, Virginia 22209-3108, is the investment Advisor to the Trust and is called the "Advisor" throughout this Statement of Additional Information and the Prospectus. The
Advisor is responsible for the investment management of the Trust and is authorized to execute the Trust's portfolio transactions, to select the methods and firms with which such transactions are executed, to oversee the Trust's operations, and otherwise to administer the affairs of the Trust as it deems advisable. In the execution of these responsibilities, the Advisor is subject to the investment policies and limitations of the Trust described in the Prospectus and this Statement of Additional Information, to the terms of the Declaration of Trust and the Trust's By-Laws, and to written directions given from time to time by the Trustees.

BFA is a Wisconsin limited liability company owned by Madison Investment Advisors, Inc. ("Madison"), whose principal offices are at 6411 Mineral Point Road, Madison, Wisconsin. Madison is a registered investment Advisor which has numerous advisory clients. Madison was founded in 1973 and has no other business affiliations other than those described in the Prospectus and this Statement of Additional Information.

This investment advisory agreement between the Trust, on behalf of the portfolios, and BFA is subject to annual review and approval by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment
Company Act of 1940. The investment advisory agreement was approved by shareholders for an initial two year term at a special meeting of the Government and Maximum Income Portfolio's shareholders held in July 1996 and by the initial shareholders of the Madison Bond Fund Portfolio prior to the Merger.

The investment advisory agreement may be terminated at any time, without penalty, by the Trustees or, with respect to any series or class of the Trust's shares, by the vote of a majority of the outstanding voting securities of that series or class (see "Organization of the Trust"), or by BFA, upon sixty days' written notice to the other party. The investment advisory agreement may not be assigned by BFA, and will automatically terminate upon any assignment.

Background of the Advisor. BFA was formed in 1996 by
Madison for the purpose of providing investment management
services to the GIT family of mutual funds, including the Trust. BFA purchased the investment management assets of the former Advisor to the Trust, Bankers Finance Investment
Management Corp. on July 31, 1996. For periods prior to July 31, 1996, references in this Statement of Additional Information to the "Advisor" refer to Bankers Finance Investment Management Corp. with respect to the Trust's other two portfolios, the Maximum
Income Portfolio and the Government Portfolio.   BFA
also serves as the investment Advisor to Government Investors Trust, GIT Equity Trust and GIT Tax-Free Trust.

Management.  Frank E. Burgess is President, Treasurer and
Director of Madison and Vice President of BFA.
Mr. Burgess owns a majority of the controlling interest of Madison, which, in turn, controls BFA. Mr. Burgess is also a Trustee and Vice President of the Trust. Mr. Burgess holds the same positions with Government Investors Trust, GIT Equity Trust and
GIT Tax-Free Trust. Katherine L. Frank is President and Treasurer of BFA and Vice President of Madison. Ms. Frank holds the same positions with Government Investors Trust, GIT Equity Trust and GIT Tax-Free Trust.

Advisory Fee and Expense Limitations. For its services under the Investment Advisory Agreement, BFA receives a fee, payable monthly, calculated as 5/8 percent per annum of the average daily net assets of the Government and Maximum
Income Portfolios and 1/2 percent per annum of the average daily net assets of the Madison Bond Fund Portfolio during the month. BFA may waive or reduce such fee during any period. BFA may also reduce such fee on a permanent basis, without any requirement for consent by the Trust or its shareholders, under such terms as it may determine, by written notice thereof to the Trust.

BFA has agreed, in any event, to be
responsible for the fees and expenses of the Trustees and officers of the Trust who are affiliated with BFA, the rent expenses of the Trust's principal executive office premises, and its various promotional expenses (including the distribution of Prospectuses to potential shareholders). Other than investment management and the related expenses, and the foregoing items, the Advisor is not obligated to provide or pay for any other services to the Trust, although it has discretion to elect to do so. The Investment Advisory Agreement permits BFA to make payments out of its fee to other persons.

Organization of The Trust

The Trust's Declaration of Trust, dated November 18, 1982, has been filed with the Secretary of State of the Commonwealth of Massachusetts and the Clerk of the City of Boston, Massachusetts. The Prospectus contains general information concerning the Trust's form of organization and its shares, including the series of shares currently authorized (see "The Trust and Its Shares").

Series and Classes of Shares. The Trustees may authorize at any time the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations, methods of share distribution or other unforeseen circumstances) with such preferences, privileges, limitations, and voting and dividend rights as the Trustees may determine. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class (but classes may represent proportionate undivided interests in a series), and would be subject to the liabilities related thereto. The Investment Company Act of 1940 would require the Trust to submit for the approval of the shareholders of any such additional series or class, any adoption of an investment advisory contract or any changes in the Trust's fundamental investment policies related to the series or class.

The Trustees may divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate interests in the series. Any assets, income and expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such a manner as they deem fair and equitable. Upon any liquidation of the Trust or of a series of its shares, the shareholders are entitled to share pro-rata in the liquidation proceeds available for distribution. Shareholders of each series have an interest only in the assets allocated to that series.

Voting Rights. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

Shareholder votes relating to the election of Trustees, approval of the Trust's selection of independent auditors and any contract with a principal underwriter, as well as any other matter in which the interests of all shareholders are substantially identical, will be voted upon without regard to series or classes of shares. Matters that do not affect any interest of a series or class of shares will not be voted upon by the unaffected shareholders. Certain other matters in which the interests of more than one series or class of shares are affected, but where such interests are not substantially identical, will be voted upon separately by each series or class affected and will require a majority vote of each such series or class to be approved by it. When a matter is voted upon separately by more than one series or class of shares, it may be approved with respect to a series or class even if it fails to receive a majority vote of any other series or class or fails to receive a majority vote of all shares entitled to vote on the matter.

Because there is no requirement for annual elections of Trustees, the Trust does not anticipate having regular annual shareholder meetings; shareholder meetings will be called as necessary to consider matters requiring votes by the shareholders. The selection of the Trust's independent auditors will be submitted to a vote of ratification at any special meeting held by the Trust. Any change in the Declaration of Trust, in the Investment Advisory Agreement (except for reductions of BFA's fee) or in the fundamental investment policies of the Trust must be approved by a majority of the affected shareholders before it can become effective. For this purpose, a "majority" of the shares of the Trust means either the vote, at an annual or special meeting of the shareholders, of 67 percent or more of the shares present at such meeting if the holders of more than 50 percent of the outstanding shares of the Trust are present or represented by proxy or the vote of 50 percent of the outstanding shares of the Trust, whichever is less.
Voting groups will be comprised of separate series and classes of shares or of all of the Trust's shares, as appropriate to the matter being voted upon.

The Declaration of Trust provides that two-thirds of the holders of record of the Trust's shares may remove a Trustee from office either by declarations in writing filed with the Trust's Custodian or by votes cast in person or by proxy at a meeting called for the purpose. The Trustees are required to promptly call a meeting of shareholders for the purpose of voting on removal of a Trustee if requested to do so in writing by the record holders of at least 10% of the Trust's outstanding shares. Ten or more persons who have been shareholders for at least six months and who hold shares with a total value of at least $25,000 (or 1% of the Trust's net assets, if less) may require the Trustees to assist a shareholder solicitation to call such a meeting by providing either a shareholder mailing list or an estimate of the number of shareholders and approximate cost of the shareholder mailing, in which latter case, unless the Securities and Exchange Commission determines otherwise, the shareholders desiring the solicitation may require the Trustees to undertake the mailing if those shareholders provide the materials to be mailed and assume the cost of the mailing.

Shareholder Liability. Under Massachusetts law, the shareholders of an entity such as the Trust may, under certain circumstances, be held personally liable for its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereof. Thus, the risk of a shareholder incurring financial loss on account of status as a shareholder is limited to circumstances in which the Trust itself would be unable to meet its obligations.

Liability of Trustees and Others. The Declaration of Trust provides that the officers and Trustees of the Trust will not be liable for any neglect, wrongdoing, errors of judgment, or mistakes of fact or law, except that they shall not be protected from liability arising out of willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties to the Trust. Similar protection is provided to BFA under the terms of the Investment Advisory Agreement and the Services Agreement. In addition, protection from personal liability for the obligations of the Trust itself, similar to that provided to shareholders, is provided to all Trustees, officers, employees and agents of the Trust.

Trustees and Officers

As of April 1, 1997, the Trustees and executive officers of the Trust and their principal occupations during the past five years are shown below:

Frank E. Burgess <F1>
6411 Mineral Point Road, Madison, WI  53705
Trustee and Vice President

President and Director of Madison Investment Advisors, Inc., the advisor to Bascom Hill Investors, Inc., Bascom Hill BALANCED Fund, Inc. and Madison Bond Fund, Inc.; director of such funds since their inception. Prior to founding Madison Investment Advisors, Inc. in 1973, he was Assistant Vice President and Trust Officer of M&I Bank of Madison, Wisconsin. He is a member of the State Bar of Wisconsin. b. 8/4/42.

James R. Imhoff, Jr.***
429 Gammon Place, Madison, WI  53719
Trustee

Chairman and CEO of First Weber Group, Inc. of Madison, WI, a residential real estate company; Chairman of the Wisconsin Real Estate Board of the Department of Regulation and Licensing; Director to the University of Wisconsin School of Business, Center for Urban Land Economics Research; Director of the Park Bank, Wisconsin; formerly President of the Wisconsin Realtors Association and the Greater Madison Board of Realtors and Director of the National Association of Realtors. An alumnus of the Marquette University School of Business. b. 5/20/44.

Thomas S. Kleppe***
7100 Darby Road, Bethesda, MD 20817
Trustee

Private Investor; formerly Visiting Professor at the
University of Wyoming, Secretary of the U.S. Department of the Interior, Administrator of the U.S. Small Business
Administration, U.S. Congressman from North Dakota, Vice
President and Director of Dain, Kalman & Quail, investment bankers, and President of Gold Seal Co., manufacturers of household cleaning products. Attended Valley City State
College of North Dakota. b. 7/1/19.

Lorence D. Wheeler***
PO Box 431, Madison, WI  53701
Trustee

President of Credit Union Benefits Services, Inc., a provider of retirement plans and related services for credit union employees nationwide. Previously a shareholder of the law firm of Bell, Metzner & Gierart, SC. Mr. Wheeler received his law degree from the University of Wisconsin.
b. 1/31/38.

Katherine L. Frank
6411 Mineral Point Road, Madison, WI  53705
President

President of GIT Investment Funds, Vice President of Madison Investment Advisors, Inc. A graduate of Macalester College, St. Paul, Minnesota.

Julia M. Nelson
1655 Fort Myer Drive, Arlington, VA 22209-3108
Vice President

Vice President of GIT Investment Funds.

Jay R. Sekelsky
6411 Mineral Point Road, Madison, WI  53705
Vice President

Vice President of GIT Investment Funds and of
Madison Investment Advisors, Inc. Formerly Vice President of Wellington Management Group of Boston, MA.
Mr. Sekelsky holds a BBA in Accounting and an MBA in Finance from the University of Wisconsin.

Christopher C. Berberet
6411 Mineral Point Road, Madison, WI  53705
Vice President

Vice President of GIT Investment Funds and of
Madison Investment Advisors, Inc.  Formerly the
Director of Fixed Income Management for the
ELCA Board of Pensions, Minneapolis, MN. A graduate of the University of Wisconsin.

W. Richard Mason
1655 Ft. Myer Drive, Arlington, VA  22209
Secretary

Secretary of GIT Investment Funds, GIT Investment
Services, Inc., Presidential Savings Bank, FSB and
Presidential Service Corporation.  Formerly Assistant
General Counsel for the Investment Company
Institute. Mr. Mason holds a BS in Foreign Service from Georgetown University and received his law degree from The George Washington University. He is a member of the District of Columbia and Texas bars.

[FN]
<F1>
Trustee deemed to be an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940. Only those persons named in the table of Trustees and officers who are not interested persons of the Trust are eligible to be compensated by the Trust. The compensation of each non-interested Trustee has been fixed at $4,000 per year, to be pro-rated according to the number of regularly scheduled meetings each year. Four Trustees' meetings are currently scheduled to take place each year. The Trustees have stipulated that their compensation will be at 25% of the regular rate until the net assets of the Trust reach $25 million and 50% of the regular rate until the net assets of the Trust reach $50 million. In addition to such compensation, those Trustees who may be compensated by the Trust shall be reimbursed for any out-of-pocket expenses incurred by them in connection with the affairs of the Trust. Mr. Kleppe will receive annual compensation from the Trust and from the other investment companies managed by BFA or Madison (see "the Investment Advisor") totaling
$15,000. Mr. Imhoff and Mr. Wheeler will receive annual compensation from the Trust and from other investment companies managed by BFA or Madison totaling $18,000.
During the last fiscal year of the Trust, the Trustees were compensated as follows:

                                                     Total
                              Pension or             Compensation
                              Retirement             from
                   Aggregate  Benefits   Estimated   Portfolios
                   Compensa-  Accrued as Annual      and Fund
                   tion       part of    Benefits    Complex
                   from       Portfolios Upon        Paid to
                   Portfolios Expense    Retirement  Trustees(a)
Frank E. Burgess          0          0         0              0
Thomas S. Kleppe      1,000          0         0         15,000
James R. Imhoff, Jr.(b) 750          0         0         14,250
Lorence D. Wheeler(b)   750          0         0         14,250

(a) Prior to the effective date of the Merger, the complex was comprised of 4 trusts and three corporations with a total of 16 funds and/or series. On the effective date of the Merger, the complex is expected to be comprised of 4 trusts with a total of 15 funds and/or series.
(b)  Messrs. Imhoff and Wheeler joined the Board of Trustees on
July 31, 1996.

***Member of the Audit Committee of the Trust. The Audit Committee is responsible for reviewing the results of each audit of the Trust by its independent auditors and for recommending the selection of independent auditors for the coming year.

Under the Declaration of Trust, the Trustees are entitled to be indemnified by the Trust to the fullest extent permitted by law against all liabilities and expenses reasonably incurred by them in connection with any claim, suit or judgment or other liability or obligation of any kind in which they become involved by virtue of their service as Trustees of the Trust, except liabilities incurred by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Administrative and Other Expenses

Except for certain expenses assumed by BFA (see "The
Investment Advisor"), the Trust is responsible for payment from its assets of all of its expenses. These expenses can include any of the business or other expenses of organizing, maintaining and operating the Trust. Certain expense items which may represent significant costs to the Trust include the payment of the Advisor's fee; the expense of shareholder accounting, customer services, and calculation of net asset value; the fees of the Custodian; of the Trust's independent auditors; and of legal counsel to the Trust; the expense of registering the Trust and its shares; of printing and distributing prospectuses and periodic financial reports to current shareholders; of trade association membership; and the expense of preparing shareholder reports, proxy materials and of holding shareholder meetings of the Trust. The Trust is also responsible for any extraordinary or non-recurring expenses it may incur.

Services Agreement. The Trust does not have any officers or employees who are paid directly by the Trust. The Trust has entered into a Services Agreement with BFA for the provision of operational and other services required by the Trust. Such services may include the functions of shareholder servicing agent and transfer agent; bookkeeping and portfolio accounting services; the handling of telephone inquiries, cash withdrawals and other customer service functions including monitoring wire transfers; and providing to the Trust appropriate supplies, equipment and ancillary services necessary to the conduct of its affairs. The Trust is registered with the Securities and Exchange Commission as the transfer agent for its shares and acts as its own dividend-paying agent; while transfer agent personnel and facilities are included among those provided to the Trust under the Services Agreement, the Trust itself is solely responsible for its transfer agent and dividend payment functions and for the supervision of those functions by its officers.

All such services provided to the Trust by BFA are rendered at a flat fee reviewed and approved annually by the Trustees. Such fee is expected to approximate the cost of providing such services. The term "cost" includes both direct expenditures and the related overhead costs, such as depreciation, employee supervision, rent and the like; reimbursements to BFA pursuant to the Services Agreement are in addition to and independent of payments made pursuant to the Investment Advisory Agreement. BFA provides such services to GIT Equity Trust, GIT Tax-Free Trust and
Government Investors Trust.

Distribution Agreement. GIT Investment Services, Inc. acts as the Trust's Distributor and principal underwriter under a Distribution Agreement, dated January 11, 1983, as amended and restated as of July 3, 1985. The Distribution Agreement had an initial term of two years and may thereafter continue in effect only if approved annually by the Trustees, including a majority of those who are not "interested persons," as defined in the Investment Company Act of 1940. The Distributor may act as the Trust's agent for any sales of its shares. The Trust may also sell its shares directly to any party. The Distributor makes the Trust's shares continuously available to the general public in those States where it has qualified to do so, but has assumed no obligation to purchase any of the Trust's shares. The Distributor is wholly owned by A. Bruce Cleveland, its President.

Portfolio Transactions

Decisions as to the purchase and sale of securities for the Trust, and decisions as to the execution of these transactions, including selection of market, broker or dealer and the negotiation of commissions are, where applicable, to be made by BFA, subject to review by the officers and Trustees of the Trust.

In general, in the purchase and sale of portfolio securities the Trust will seek to obtain prompt and reliable execution of orders at the most favorable prices or yields. In determining the best price and execution, BFA may take into account a dealer's operational and financial capabilities, the type of transaction involved, the dealer's general relationship with BFA, and any statistical, research or other services provided by the dealer to BFA. To the extent such non-price factors are taken into account the execution price paid may be increased, but only in reasonable relation to the benefit of such non-price factors to the Trust as determined in good faith by BFA.
Brokers or dealers who execute portfolio transactions for the Trust may also sell its shares; however, any such sales will not be either a qualifying or disqualifying factor in the selection of brokers or dealers. During its three most recent fiscal years, the Trust paid no aggregate brokerage commissions.

Owing to the nature of the market for debt securities, the Trust expects that most portfolio transactions will be made directly with an underwriter, issuer or dealer acting as a principal, and thus will not involve the payment of commissions, although purchases from an underwriter will involve payments of fees and concessions by the issuer to the underwriting group. The Trust also reserves the right to purchase portfolio securities through an affiliated broker, when deemed in the Trust's best interests by BFA, provided that: (1) the transaction is in the ordinary course of the broker's business; (2) the transaction does not involve a purchase from another broker or dealer; (3) compensation to the broker in connection with the transaction is not in excess of one percent of the cost of the securities purchased; and (4) the terms to the Trust for purchasing the securities, including the cost of any commissions, are not less favorable to the Trust than terms concurrently available from other sources. Any compensation paid in connection with such a purchase will be in addition to fees payable to BFA under the Investment Advisory Agreement. The Trust does not anticipate that any such purchases through affiliates will represent a significant portion of its total activity; no such transactions took place during the Trust's three most recent fiscal years.

The Trust does not expect to engage in a significant amount of short-term trading, but securities may be purchased and sold in anticipation of market fluctuations, as well as for other reasons. The Trust anticipates that annual portfolio turnover for each of its portfolios generally will not exceed 100%. The actual turnover rate, however, will not be a limiting factor if the Trust deems it desirable to conduct purchases and sales of portfolio securities. Reference should be made to the Prospectus for actual rates of portfolio turnover (see "Financial Highlights").

In valuing brokerage services, BFA makes a judgment of the usefulness of research and other information and services provided by a broker to BFA in managing the GIT Fund's investment portfolio. In some cases, the information, e.g. data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but, for the greater part, the research and services consist of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, some of which may be provided by means of payment for the use of electronic terminals providing such information, useful to BFA in advising the GIT Fund and other clients of BFA or Madison.

In compensating brokers for their services, BFA takes into account the value of the information received for use in advising the GIT Fund. It is understood by the GIT Fund that other clients of BFA or Madison might also benefit from the information and services obtained. Where the GIT Fund and one or more clients of BFA or Madison are simultaneously engaged in the purchase or sale of the same security, the transactions will, to the extent possible, be averaged as to price and allocated equitably. In most cases, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the GIT Fund.

Share Purchases

The Prospectus/Proxy Statement describes the basic procedures for investing in the GIT Fund (see "How to Purchase and Redeem Shares"). The following information concerning other investment procedures is presented to supplement the information contained in the Prospectus/Proxy Statement.

Shareholder Service Policies. The Trust's policies concerning shareholder services are subject to change from time to time. The Trust reserves the right to change the minimum account size below which an account is subject to a monthly service charge or to involuntary closing by the Trust. The Trust may also institute a minimum amount for subsequent investments by 30 days' written notice to its shareholders. The Trust further reserves the right, after 30 days' written notice to shareholders, to impose special service charges for services that are not regularly afforded to shareholders, such service charges may include fees for stop payment orders and returned checks. The Trust's standard service charges are also subject to adjustment from time to time.

Those who invest through a securities broker may be charged a commission for the handling of the transaction if the broker so elects; however, any investor is free to deal directly with the Trust in any such transaction.

Share Certificates. Share certificates will not be issued.

Subaccounting Services. The Trust offers subaccounting services to institutions. The Trustees reserve the right to determine from time to time such guidelines as they deem appropriate to govern the level of subaccounting service that can be provided to individual institutions in differing circumstances. Normally, the Trust's minimum initial investment to open an account will not apply to subaccounts; however, the Trust reserves the right to impose the same minimum initial investment requirement that would apply to regular accounts, if it deems that the cost of carrying a particular subaccount or group of subaccounts is otherwise likely to be excessive. The Trust may provide and charge for subaccounting services which it determines exceed those services which can be provided without charge; the availability and cost of such additional services will be determined in each case by negotiation between the Trust and the parties requesting the additional services. The Trust is not presently aware of any such services for which a charge will be imposed.

Crediting of Investments. In order to obtain the highest yields available within the limitations of its investment policies, the Trust has a policy of being as fully invested as reasonably practicable at all times (although it may retain uninvested cash if deemed appropriate; see "Supplemental Investment Policies").

All items submitted to the Trust for investment are accepted only when submitted in proper form. They are credited to shareholder accounts one or two business days following receipt. Normally, items received by the Trust prior to 1 p.m. Washington, DC time will be converted into shares of the Trust at the applicable net asset value determined at the end of the next business day. Items received by the Trust after 1 p.m. Washington, DC time will be converted into shares of the Trust at the applicable net asset value determined at the end of the second business day after receipt. Funds received by wire are normally converted into shares in the Trust at the net asset value next determined, provided the Trust is notified of the wire by 1 p.m. Washington, DC time. If the Trust is not notified by such time, the investment by wire will be converted into shares of the Trust at the net asset value determined at the end of the next business day.

After investments have been converted into shares in the Trust, they begin to accrue dividends immediately. The trust reserves the right to delay credit for investments if it determines to do so for operational reasons or if local banking practice makes earlier crediting impractical; however, no such delay will affect the net asset value per share used to determine the number of shares purchased.

The Trust reserves the right to reject any investment in the Trust for any reason and may at any time suspend all new investment in the Trust. The Trust may also, in its discretion or at the instance of BFA, decline to give recognition as an investment to funds wired for credit to either type of account, until such funds are actually received by the Trust. Under present federal regulatory guidelines, BFA may be responsible for any losses resulting from changes in the Trust's net asset value which are incurred by the Trust as a result of failure to receive funds from an investor to whom recognition for investment was given in advance of receipt of payment.
If shares are purchased to be paid for by wire and the wire is not received by the Trust or if shares are purchased by a check which, after deposit, is returned unpaid or proves uncollectible, then the share purchase may be canceled immediately or the purchased shares may be immediately redeemed. The investor that gave notice of the intended wire or submitted the check will be held fully responsible for any losses so incurred by the Trust, BFA or the Distributor.

As a condition of the Trust's public offering (which the investor will be deemed to have accepted by submitting an order for the purchase of the Trust's shares) the Distributor shall have the investor's power of attorney coupled with an interest, authorizing the Distributor to redeem sufficient shares from any fund of the investor for which it acts as a principal underwriter or distributor, or to liquidate sufficient other assets held in any brokerage account of the investor with the Distributor, and to apply the proceeds thereof to the payment of all amounts due to the Trust from the investor arising from any such losses. Any such redemptions or liquidations will be limited to the amount of the actual loss incurred by the Trust at the time the share purchase is canceled and will be preceded by notice to the investor and an opportunity for the investor to make restitution of the amount of the loss. The Trust will retain any profits resulting from such cancellations or redemptions and, if the purchase payment was by a check actually received, will absorb any such losses unless they prove recoverable.


Share Redemptions

The value of shares redeemed to meet all withdrawal requests will be determined according to the share net asset value next calculated after the request has been received in proper form. (See "Determination of Net Asset Value.") Thus, any such request received in proper form prior to 4 p.m. Washington, DC time on a business day will reflect the net asset value calculated at that time; later withdrawal requests will be processed to reflect the share net asset value figure calculated on the next day the calculation is made. The Trust calculates net asset values each day the New York Stock Exchange is open for trading.

Net asset value determinations will apply as of the day the redemption order is submitted in proper form. A withdrawal request may not be deemed to be in proper form unless a signed account application has been properly submitted to the Trust by the investor or such an application is submitted with the withdrawal request. A shareholder draft check drawn against an account will not be considered in proper form unless sufficient collected funds are available in the account on the day the check is presented for payment. The "day of withdrawal" for share redemptions refers to the day on which corresponding funds are paid out by the Trust, whether by wire transfer, exchange between accounts, official check prepared, or debit of the investor's account to cover shareholder checks presented for payment.

Investors should be aware that it is possible, should the share net asset value of the respective portfolio fall as a result of normal market value changes, that amounts available for withdrawal from an account could be less than the amount of the original investment. All withdrawals from the Trust will be affected by the redemption of the appropriate number of whole and fractional shares having a net asset value equal to the amount withdrawn.

The Trust will use its best efforts in normal circumstances to handle withdrawals within the times previously given. However, it may for any reason it deems sufficient suspend the right of redemption or postpone payment for any shares in the Trust for any period up to seven days. The Trust's sole responsibility with regard to withdrawals shall be to process, within the aforementioned time period, redemption requests in proper form. Neither the Trust, its affiliates, nor the Custodian can accept responsibility for any act or event which has the effect of delaying or preventing timely transfers of payment to or from shareholders. By law, payment for shares in the Trust may be suspended or delayed for more than seven days only during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings; when trading on such Exchange is restricted, as determined by the Securities and Exchange Commission; or during any period when the Securities and Exchange Commission has by order permitted such suspension.

Unless the shareholder's current address is on file with the Trust in the original account Application or by means of subsequent written notice signed by the authorized signers for the account, then the Trust may require signed written instructions to process withdrawals and account closings. In response to verbal requests, however, withdrawal proceeds will normally be mailed to the investor at the address shown on the Trust's records, provided an original signed Application has been received. When an account is closed, the Trust reserves the right to make payment by check of any final dividends declared to the date of the redemption to close the account, but not yet paid, on the same day such dividends are paid to other shareholders, rather than at the time the account is closed.

Funds exchanged between investor accounts will earn dividends from the account being credited, beginning with the day the exchange is made. Same-day exchanges can only be made in circumstances that would permit same-day wire withdrawals from the account being debited. All exchanges will be effected at the net asset value per share of the respective accounts next determined after the exchange request is received in proper form. If an exchange is to be made between investor accounts that are not held in the same name and tax identification number or do not have the same mailing address or signatories, then the Trust may require any transfer between them to be made by making a withdrawal from one account and a corresponding investment in the other using the same procedures that would apply to any other withdrawal or investment.

The Trust reserves the right, when it deems such action necessary to protect the interests of its shareholders, to refuse to honor withdrawal requests made by anyone purporting to act with the authority of another person or on behalf of a corporation or other legal entity. Each such individual must provide a corporate resolution or other appropriate evidence of his or her authority or identity satisfactory to the Trust. The Trust reserves the right to refuse any third party redemption requests.

If, in the opinion of the Trustees, extraordinary conditions exist which make cash payments undesirable, payments for any shares redeemed may be made in whole or in part in securities and other property of the Trust; except, however, that the Trust has elected, pursuant to rules of the Securities and Exchange Commission, to permit any shareholder of record to make redemptions wholly in cash to the extent the shareholder's redemptions in any 90-day period do not exceed the lesser of 1% of the aggregate net assets of the Trust or $250,000. Any property of the Trust distributed to shareholders will be valued at fair value. In disposing of any such property received from the Trust, an investor might incur commission costs or other transaction costs; there is no assurance that an investor attempting to dispose of any such property would actually receive the full net asset value for it. Except as described herein, however, the Trust intends to pay for all share redemptions in cash.

Retirement Plans

General information on retirement plans offered by the Trust is provided in the Prospectus (see "How to Purchase and Redeem
Shares"). Additional information concerning these retirement plans is provided below.

IRAs. The minimum initial contribution for an IRA plan with the Trust is $500. Spousal IRAs are accepted by creating two accounts, one for each spouse. For IRAs opened in connection with a payroll deduction or SEP plan, the Trust may waive the initial investment minimum on a case-by-case basis.

The Trust's annual account maintenance fee is deducted from the account at the end of each year or at the time of the account's closing unless prepaid by the shareholder.

Other Retirement Plans or Retirement Plan Accounts. The Trust does not intend to impose any monthly minimum balance charge with respect to IRA, Keogh or 403(b) accounts. The Trust offers prototype Keogh, SEP IRA, SIMPLE, 401(k) and 403(b) retirement plans. The Trust may waive the initial investment minimum for prototype or other retirement plan accounts on a case by case basis.

Declaration of Dividends

Substantially all of the Trust's accumulated net income is declared as dividends, when calculated, each business day. Calculation of accumulated net income for each of the Trust's portfolios will be made just prior to calculation of the portfolio's net asset value (see "Determination of Net Asset Value"). The amount of such net income will reflect the interest income (plus any discount earned less premium amortized), and expenses accrued by the GIT Fund reflected since the previously declared dividends.

Realized capital gains and losses and unrealized appreciation and depreciation are reflected as changes in net asset value per share of the Trust's portfolios. Premium on securities purchased is amortized daily as a charge against income.

Dividends are payable to shareholders of record at the time as of which they are determined. Dividends are paid in the form of additional shares of the Trust credited to the respective account at the end of each calendar month (or normally when the account is closed, if sooner), unless the shareholder makes a written election to receive dividends in cash.

Notice of payment of dividends will be mailed to each shareholder quarterly. For tax purposes each shareholder will also receive an annual summary of dividends paid by the Trust and the extent to which they constitute capital gains dividends (see "Additional Tax Matters"). Any investor purchasing shares in an account of the Trust as of a particular net asset value determination (4 p.m., Washington, DC time) on a given day will be considered a shareholder of record for the dividend declaration made that day; but an investor withdrawing as of such determination will not be considered a shareholder of record with respect to the shares withdrawn. A "business day" will be any day the New York Stock Exchange is open for trading.

Net realized capital gains, if any, will be distributed to shareholders at least annually as capital gains dividends.

Determination of Net Asset Value

The net asset value of each portfolio of the Trust, and of the respective shares, is calculated each day the New York Stock
Exchange is open for trading. Net asset value is not calculated on New Year's Day, the observance of Washington's Birthday
(President's Day), Good Friday, the observance of Memorial Day,
Independence Day, Labor Day, Thanksgiving Day, Christmas Day and on other days the New York Stock Exchange is closed for trading. The net asset value calculation is made as of a specific time of day, as described in the Prospectus.

Net asset value per share of each portfolio is determined by adding the value of all its securities and other assets, subtracting its liabilities and dividing the result by the total number of outstanding shares that represent an interest in the portfolio. These calculations are performed by the Trust and for its account, pursuant to the Services Agreement (see "Administrative and Other Expenses"). The Trust's shares are redeemed at net asset value. Shares of the Trust are offered at net asset value.

Securities for which current market quotations are readily available are valued at the mean between their bid and ask prices; securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Trustees. Securities having a remaining effective maturity of 60 days or less are valued at their amortized cost, subject to the Trustees' determination that this method reflects their fair value. The Trustees may authorize reliance upon an independent pricing service for the determination of securities values. An independent pricing service may price securities with reference to market transactions in comparable securities and to historical relationships among the prices of comparable securities; such prices may also reflect an allowance for the impact upon prices of the larger transactions typical of trading by institutions. The Trust's shares are priced by rounding their value to the nearest one-tenth of one cent.

Valuation of Futures Contracts. Although initial margin must be posted when financial futures contracts are acquired and a maintenance margin may be required as the value of the contracts changes, such margin deposits remain an asset of the respective portfolio. Any financial futures contracts held by the portfolio will be marked to the market each business day, so that the difference between the contract price of the futures contracts and their corresponding current market price will be reflected daily as unrealized gains or losses. When a futures contract is liquidated by acquiring an offsetting contract, then either a gain or a loss will be realized, reflecting the difference between the prices of the original and the offsetting contracts. If a futures contract is held until delivery and settlement is made, then the transaction will be treated as a purchase or sale of the underlying securities at the contract price.

Futures contracts are valued at the daily settlement price determined by the commodity exchange where they are traded, if available, or otherwise at fair value, taking into account the most recent settlement, bid or asked prices available, as determined in good faith by the Trustees or by BFA according to procedures approved by the Trustees.

Valuation of Options Held or Written. Options held by a portfolio and liabilities for options written by a portfolio are valued in the same manner as futures contracts, if they are traded on a commodity exchange. Other options are valued at the last reported sale price of the options, or if no sales are reported, at the mean between the last reported bid and asked prices for the current day, if available, or otherwise at fair value as determined in good faith by the Trustees or by BFA according to procedures approved by the Trustees.

When put or call options are written, the premium received is reflected on the portfolio's books as a cash asset that is offset by a deferred credit liability, so that the premium received has no impact on net asset value at that time. The deferred credit amount is then marked to the market value of the outstanding option contract daily. If an option contract on securities is exercised, then the Trust will reflect, as appropriate, either a purchase or sale of the securities (when a call is exercised, the securities may be either held by the GIT Fund or purchased for delivery in the open market). The purchase or sale price for the securities will be equal to the exercise price of the option, adjusted by the amount of the option premium previously received; the previously established deferred credit liability will then be extinguished. If an option contract on financial futures is exercised, the portfolio will acquire either a long or a short position in the underlying futures contract; a gain or loss will then be recognized equal to the option premium previously received, reduced by the difference between the option exercise price and the current market value of the futures contract, and the previously established deferred credit liability will be extinguished. If an option expires without being exercised (or if it is offset by a closing purchase transaction), then the portfolio will recognize the deferred credit as a gain (reduced by the cost of any closing purchase transaction).


Additional Tax Matters

To qualify as a "regulated investment company" and avoid Trust-level federal income tax under the Internal
Revenue Code (the "Code"), the Trust must, among other things, in each taxable year distribute 100% of its net income and net capital gains in the fiscal year in which it is earned. The Code also requires the distribution of at least 98% of undistributed net income for the calendar year and capital gains determined as of October 31 each year before the calendar year end. Taxable income not distributed as required is subject to a 4% excise tax. The Trust intends to distribute all taxable income to the extent it is realized and avoid imposition of the excise tax.

The Trust must derive at least 90% of its gross income from dividends, interest, gains from the sale or disposition of securities, and certain other types of income, and derive less than 30% of its gross income from the sale or disposition of securities held for less than three months. Should it fail to qualify as a "regulated investment company" under the Code, the Trust would be taxed as a corporation with no allowable deduction for the distribution of dividends.

Shareholders of the Trust, however, will be subject to federal income tax on any ordinary net income and net capital gains realized by the Trust and distributed to shareholders as regular or capital gains dividends, whether distributed in cash or in the form of additional shares. Generally, dividends declared by the Trust during October, November or December of any calendar year and paid to shareholders before February 1 of the following year will be treated for tax purposes as received in the year the dividend was declared. No portion of the regular dividends paid by the Trust is expected to be eligible for the dividends received deduction for corporate shareholders (70% of dividends received).

Shareholders who fail to comply with the interest and dividends "back-up" withholding provisions of the Code (by filing Form W-9 or its equivalent, when required) or who have been determined by the Internal Revenue Service to have failed to properly report dividend or interest income may be subject to a 31% withholding requirement on transactions with the Trust.

For tax purposes, the Trust will send shareholders an annual notice of dividends paid during the prior year. Investors are advised to retain all statements received from the Trust to maintain accurate records of their investment. Shareholders of each portfolio of the Trust will be subject to federal income tax on the net capital gains, if any, realized by each portfolio and distributed to shareholders as capital gains dividends. Shareholders should carefully consider the tax implications of buying the Trust's shares just prior to declaration of a regular or capital gains dividend. Prior to the declaration, the value of the distribution will be reflected in net asset value per share and thus will be paid for by the shareholder when the shares are purchased; when the dividend is declared the amount to be distributed will be deducted from net asset value, lowering the value of the shareholder's investment by the same amount, but the shareholder will nevertheless be taxed on the amount of the dividend without any offsetting deduction for the drop in share value until the shares are ultimately redeemed. A loss on the sales of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gains dividend received.

Special rules apply to the taxation of financial futures contracts and options that may be acquired or written by the Trust. The holding period of securities purchased may be affected by hedging transactions, such as the purchase of puts or the sale of calls against those securities. Hedging transactions involving debt securities and either futures or options contracts are considered "mixed straddles" under the Code, meaning that any losses realized from one part of the transaction may only be deducted to the extent that they exceed any unrecognized gains in offsetting positions.

The Trust reserves the right to involuntarily redeem any of its shares if, in its judgment, ownership of the Trust's shares has or may become so concentrated as to make the Trust a personal holding company under the Code.

State and Local Taxes. Dividends paid by the Trust are generally expected to be subject to any state or local taxes on income. Interest on U.S. Government securities may be entitled to an exemption from State and local income taxes that is otherwise available to the shareholder if he had purchased U.S. Government securities directly. Shareholders should consult their tax Advisors about the status of distributions from the Trust in their own tax jurisdictions.

Yield and Total Return Calculations

In order to provide a basis for comparisons of the Trust's portfolios with similar funds, with comparable market indices, and with investments such as savings accounts, savings certificates, taxable and tax-free bonds, money market funds and money market instruments, the Trust calculates yields and total return for each of its portfolios.

Standardized Yield. For advertising and certain other purposes, the yield of each portfolio is calculated according to a standardized formula prescribed by the Securities and Exchange Commission. Such standardized yields are calculated by adding one to the respective portfolio's total daily theoretical net income per share during a given 30-day period divided by the portfolio's maximum offering price per share on the last day of the period, raising the result to the sixth power, subtracting one, and multiplying the result by two. Such standardized yields may be calculated daily; weekly, as of each Friday; and monthly, as of the last day of each month.

For purposes of such yield calculations, the daily theoretical gross income of each obligation in a portfolio is determined as 1/360 of the obligation's yield to maturity (or put or call date in certain cases), based upon its current value (defined as the obligation's closing market value that day, plus any accrued interest), multiplied by such current value. A portfolio's daily theoretical gross income is the sum of the daily theoretical gross income amounts computed for each of the obligations in the portfolio. A portfolio's total daily theoretical net income per share during a given 30-day period is the portfolio's daily theoretical gross income, less daily expenses accrued (as reduced by any expenses waived or reimbursed by BFA), totaled for each day in the period and divided by the average number of shares outstanding during the period.

Total Return. Average annual total return is calculated by finding the compounded annual rate of return over a given period that would be required to equate an assumed initial investment in the portfolio to the ending redeemable value the investment would have had at the end of the period, taking into account the effect of the changes in the portfolio's share price during the period and any recurring fees charged to shareholder accounts, and assuming the reinvestment of all dividends and other distributions at the applicable share price when they were paid. Non-annualized aggregate total returns may also be calculated by computing the simple percentage change in value that equates an assumed initial investment in the portfolio with its redeemable value at the end of a given period, determined in the same manner as for average annual total return calculations.

Performance Comparisons. From time to time, in advertisements or in reports to shareholders and others, the Trust may compare the performance of its portfolios to that of recognized market indices or may cite the ranking or performance of its portfolios as reported in recognized national periodicals, financial newsletters, reference publications, radio and television news broadcasts, or by independent performance measurement firms.

The Trust may also compare the performance of its portfolios to that of other funds managed by the same Advisor. It may compare its performance to that of other types of investments, substantiated by representative indices and statistics for those investments.

Market indices which may be used include those compiled by major securities firms, such as Solomon Brothers, Shearson Lehman Hutton, the First Boston Corporation, and Merrill Lynch; other indices compiled by securities rating or valuation services, such as Ryan Financial Corporation and Standard and Poor's Corporation, may also be used. Periodicals which report market averages and indices, performance information, and/or rankings may include: The Wall Street Journal, Investors Daily, The New York Times, The Washington Post, Barron's, Financial World Magazine, Forbes Magazine, Money Magazine, Kiplinger's Personal Finance, and the Bank Rate Monitor. Independent performance measurement firms include Lipper Analytical Services, Inc., Frank Russel Company, SCI and CDA Investment Technologies.

When the Trust uses Lipper Analytical Services, Inc. in making performance comparisons in advertisements or in reports to shareholders or others, the performance of the Madison Bond Fund Portfolio will be compared to mutual funds categorized as "Intermediate Corporate Debt Funds". If this category should be changed by Lipper Analytical Services, Inc., comparisons will be made thereafter based on the revised category.

In addition, a variety of newsletters and reference publications provide information on the performance of mutual funds, such as the Donoghue's Money Fund Report, No-Load Fund Investor, Wiesenberger Investment Companies Service, the Mutual Fund Source Book, the Mutual Fund Directory, the Switch Fund Advisory, Mutual Fund Investing, the Mutual Fund Observer, Morningstar, the Bond Fund Survey. Financial news is broadcast by the Financial News Network, Cable News Network, Public Broadcasting System, and the three major television networks, NBC, CBS and ABC, as well as by numerous independent radio and television stations.

The Trust may also disclose the contents of each of its portfolios as frequently as daily in advertisements and elsewhere.

Average Maturities. The Trust also calculates average maturity information for each of its portfolios. The "average maturity" of a portfolio on any day is determined by multiplying the number of days then remaining to the effective maturity (see "Supplemental Investment Policies") of each investment in the GIT Fund by the value of that investment, summing the results of these calculations, and dividing the total by the aggregate value of the portfolio that day (determined as of 4 p.m. Washington, DC time). Thus, the average maturity represents a dollar-weighted average of the effective maturities of portfolio investments. The "mean average maturity" of a portfolio over some period, such as seven days, a month or a year, represents the arithmetic mean (i.e., simple average) of the daily average maturity figures for the portfolio during the respective period.

It should be noted that the investment results of the Trust's portfolios will tend to fluctuate over time, and so historical yields and total returns should not be considered representations of what an investment may earn in any future period. Actual distributions to shareholders will tend to reflect changes in market interest rates, and will also depend upon the level of the Trust's expenses, realized or unrealized investment gains and losses, and the relative results of the Trust's investment policies. Thus, at any point in time future yields and total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

Custodians and Special Custodians

Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is Custodian for the cash and securities of the Trust. The Custodian maintains custody of the Trust's cash and securities, handles its securities settlements and performs transaction processing for cash receipts and disbursements in connection with the purchase and sale of the Trust's shares.

The Trust may appoint as Special Custodians, from time to time, certain banks, trust companies, and firms which are members of the New York Stock Exchange and trade for their own account in the types of securities purchased by the Trust. Such Special Custodians will be used by the Trust only for the purpose of providing custody and safekeeping services of relatively short duration for designated types of securities which, in the opinion of the Trustees or of BFA would most suitably be held by such Special Custodians rather than by the Custodian. In the event any such Special Custodian is used, it shall serve the Trust only in accordance with a written agreement with the Trust meeting the requirements of the Securities and Exchange Commission for custodians and approved and reviewed at least annually by the Trustees, and, if a securities dealer, only if it delivers to the Custodian its receipt for the safekeeping of each lot of securities involved prior to payment by the Trust for such securities.

The Trust may also maintain deposit accounts for the handling of cash balances of relatively short duration with various banks, as the Trustees or officers of the Trust deem appropriate, to the extent permitted by the Investment Company Act of 1940.

Legal Matters and Independent Auditors

Sullivan & Worcester LLP, 1025 Connecticut Avenue, NW,
Washington, DC, 20036 acts as legal counsel to the Trust.

Ernst & Young LLP, 1225 Connecticut Avenue, NW, Washington,
DC 20036 serves as independent auditors to the Trust.

From time to time the Trust may be or become involved in litigation in the ordinary conduct of its business. Material items of litigation having consequences of possible or unspecified damages, if any, are disclosed in the notes to the Trust's financial statements (see "Financial Statements").

Additional Information

The Trust issues semi-annual and annual reports to its shareholders and may issue other reports, such as quarterly reports, as it deems appropriate; the annual reports are audited by the Trust's independent auditors.

Statements contained in this Statement of Additional Information and in the Prospectus as to the contents of contracts and other documents are not necessarily complete. Investors should refer to the documents themselves for definitive information as to their detailed provisions. The Trust will supply copies of its Declaration of Trust and By-Laws to interested persons upon request.

The Trust and shares in the Trust have been registered with the Securities and Exchange Commission in Washington, DC, by the filing of a Registration Statement. The Registration Statement contains certain information not included in the Prospectus or not included in this Statement of Additional Information and is available for public inspection and copying at the offices of such Commission.

Financial Statements

The pro forma financial statement for the GIT Fund is included
in this Statement of Additional Information.   The audited annual
report for the Madison Fund for the year ended December
31, 1996 are incorporated herein by reference and are available at no cost by calling or writing the Madison Fund at 800-767-0300. Such Annual Report was filed with the SEC on March 3, 1997.

Quality Ratings

All U.S. Government securities that may be acquired by the Trust are expected to be classified as "High Grade" investments. Any obligation of a bank or savings and loan association having total assets of at least $750 million (or the foreign currency equivalent) as of the end of its most recent fiscal year, provided it earned a profit during that year, is eligible to be classified "High Grade"; but the actual classification of such obligations will be subject to such additional liquidity, profitability and other tests as BFA deems appropriate in the circumstances.

The Trust will determine the grade or credit quality of other securities it may acquire principally by reference to the ratings assigned by the two principal private organizations which rate Municipal Securities: Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Corporation ("S&P"). In cases where both Moody's and S&P rate an issue, it will be graded according to whichever of the assigned ratings BFA deems appropriate;
in cases where neither organization rates the issue it will be graded by BFA following standards which, in its judgment, are comparable to those followed by Moody's and S&P. All grading procedures followed by BFA will be subject to review by the Trustees.

Corporate Obligations. For corporate obligations, Moody's uses ratings Aaa, Aa, A, Baa, Ba, B, Caa, Ca and C; S&P uses ratings AAA, AA, A, BBB, BB, B, CCC, CC and C. Notes and bonds rated Aaa or AAA are judged to be of the best quality; interest and principal are secure and prices respond only to market rate fluctuations. Notes and bonds rated Aa or AA are also judged to be of high quality, but margins of protection for interest and principal may not be quite as good as for the highest rated securities.

Notes and bonds rated A are considered upper medium grade by each organization; protection for interest and principal is deemed adequate but susceptible to future impairment, and market prices of such obligations, while moving primarily with market rate fluctuations, also may respond to economic conditions and issuer credit factors.

Notes and bonds rated Baa or BBB are considered medium grade obligations; protection for interest and principal is adequate over the short term, but these bonds may have speculative characteristics over the long term and therefore may be more susceptible to changing economic conditions and issuer credit factors than they are to market rate fluctuations.

Notes and bonds rated Ba or BB are considered to have immediate speculative elements and their future can not be considered well assured; protection of interest and principal may be only moderate and not secure over the long term; the position of these bonds is characterized as uncertain.

Notes and bonds rated B or lower by each organization are generally deemed to lack desirable investment characteristics; there may be only small assurance of payment of interest and principal or adherence to the original terms of issue over any long period.

Issues rated Caa or CCC and below may also be highly speculative, of poor standing and may even be in default or present other elements of immediate danger to payment of interest and principal.

Obligations rated Baa or above by Moody's or rated BBB or above by S&P are considered "investment grade" securities, whereas lower rated obligations are considered "speculative grade" securities.

Commercial Paper. Commercial paper is rated by Moody's with "Prime" or "P" designations, as P-1, P-2 or P-3, all of which are considered investment grades. In assigning its rating, Moody's considers a number of credit characteristics of the issuer, including: (1) industry position; (2) rates of return; (3) capital structure; (4) access to financial markets; and (5) backing by affiliated companies. P-1 issuers have superior repayment capacity and credit characteristics; P-2 issuers have strong repayment capacity but more variable credit characteristics; while P-3 issuers have acceptable repayment capacity, but highly variable credit characteristics and may be highly leveraged.

S&P rates commercial paper as A-1, A-2 or A-3. To receive a rating from S&P the issuer must have adequate liquidity to meet cash requirements, long-term senior debt rated A or better (except for occasional situations in which a BBB rating is permitted), and at least two additional channels of borrowing. The issuer's basic earnings and cashflow must have an upward trend (except for unusual circumstances) and, typically, the issuer's industry is well established and it has a strong position within the industry. S&P assigns the individual ratings A-1, A-2 and A-3 based upon its assessment of the issuer's relative strengths and weaknesses within the group of ratable companies.

For purposes of its investment criteria, the Trust considers only commercial paper rated A-1, P-1, or of a credit standing deemed equivalent by BFA, to be "High Grade."

The following pro forma financial information relates to the Madison Bond Fund, Inc. and the Madison Bond Fund Portfolio:

PRO FORMA FINANCIAL STATEMENTS OF
MADISON BOND  FUND, INC. AND MADISON BOND FUND PORTFOLIO
DECEMBER 31, 1996
(unaudited)


PRO FORMA STATEMENT OF NET ASSETS



                                     Madison   	GIT            Pro forma
                                     Fund       Fund   ADJ     Combined
Schedule of Investments
December 31, 1996

Fixed Income Investments

Treasury Securities
US Treasury Notes 5.625% due 1/31/98 610,506      -            610,506
US Treasury Notes 6.25% due 5/31/00  442,784      -            442,784
US Treasury Notes 5.625% due 2/28/01 421,778      -            421,778
US Treasury Notes 5.875% due 2/15/04 394,753      -            394,753
US Treasury Notes 6.50% due 8/15/05  236,826      -            236,826

Total Treasury Securities
  (Cost $2,091,681)                2,106,647      -      -   2,106,647

CMO/Remic Securities
Residential Funding 7.00% due
  12/25/07                            17,782      -             17,782
Ryland Accept. Corp. 9.0% due
  8/01/18                            125,856                   125,856
FNMA Remic 6.75 % due 5/25/19        294,375      -            294,375

Total CMO/Remic Securities
  (Cost $437,127)                    438,013      -      -     438,013

Corporate Bonds
Morgan Stanley Group, Inc.
  8.10% due 6/24/02                  212,343      -            212,343
Reynolds Metals 9.0% due 8/15/03     220,839      -            220,839
Ford Motor Credit Corp. 7.75%
  due 3/15/05                        168,151      -            168,151
Columbia/HCA  6.91% due 6/15/05      200,117      -            200,117
US West Capital Funding Inc. 6.75%
  due 10/1/05                         97,841                    97,841
J.P. Morgan & Co. 6.25% due 12/15/05 192,279                   192,279
Kohls Corp. 6.70% due 2/1/06         193,619      -            193,619

Total Corporate Bonds (Cost
  $1,292,673)                      1,285,189      -      -   1,285,189

Total Fixed Income Investments
  (Cost $3,821,481)                3,829,849      -      -   3,829,849

Short-Term Investments

Variable Rate Demand Notes
Johnson Controls Inc. 5.23%
  due 1/1/97                          91,574      -             91,574

Total Short Term Investments
  (Cost $91,574)                      91,574      -      -      91,574

Cash & Receivables Less Liabilities  166,565      -            166,565

Total Net Assets                   4,087,988      -      -   4,087,988

Capital Shares Outstanding       198,179.235               198,179.235
Net Asset Value per Share	         20.63      -              20.63

PRO FORMA STATEMENT OF OPERATIONS

Income
Interest                             304,230                   304,230

Expenses
Auditing Fee                           9,642                     9,642
Custodial Fee                          1,426                     1,426
Directors' Fee                         3,600          (2,600)    1,000
Distribution Fee                      11,940         (11,940)       -
Fidelity Bond                            941                       941
Investment Advisor Fee                23,878                    23,878
Legal Fee                              1,043                     1,043
Licensing Fee                          2,493                     2,493
Printing Costs                         3,635                     3,635
Transfer Agent Expenses                9,641                     9,641
Other Fees                             3,870   -      (3,014)      856
Total Expenses                        72,109   -     (17,554)   54,555

Net Investment Income                232,121   -      17,554   249,675

Net Realized Gains                    23,073                    23,073

Unrealized Depreciation	            (155,073)                 (155,073)

Net Realized Gains and
  Unrealized Depreciation           (132,000)  -          -   (132,000)

Total Increase in Net Assets         100,121   -      17,554   117,675

   See notes to pro forma financial statements

NOTES TO PRO FORMA FINANCIAL STATEMENTS OF
Madison Bond Fund, Inc. and GIT Income Trust Madison Bond
Fund Portfolio
DECEMBER 31, 1996
(unaudited)

1. BASIS OF COMBINATION
The Pro Forma Statement of Net Assets reflects the accounts of GIT Income Trust, Madison Bond Fund Portfolio
(GIT) and Madison Bond Fund, Inc. (Madison) at December 31, 1996. The Pro Forma Statement of Operations reflects the accounts of GIT and Madison for the year ended December 31, 1996. GIT was organized as a separate series of GIT Income Trust on April 1, 1997, for the sole purpose of merging with Madison. GIT did not have any assets or operations as of the date of these pro forma statements, and will not have any assets or operations until the merger with Madison. These statements have been derived from Madison's books and records utilized in calculating daily net asset value at December 31, 1996.

The pro forma statements give effect to the proposed transfer of the assets and stated liabilities of Madison in exchange for shares of GIT under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of GIT for pre-combination periods will not be restated. The pro forma statements do not reflect the expenses of either fund in carrying out its obligations under the Agreement and Plan of Merger. The actual fiscal year of the combined fund will be December 31, the fiscal year end of Madison.

The Pro Forma Statement of Net Assets and the Pro Forma
Statement of Operations should be read in conjunction with the historical financial statements of Madison included or incorporated by reference in the Statement of Additional
Information.

2. SHARES OF BENEFICIAL INTEREST
The pro forma net asset value per share assumes the issuance of shares of GIT, which would have been issued at December 31, 1996, in connection with the proposed reorganization, had it occurred then.

3. PRO FORMA OPERATIONS
 The Pro Forma Statement of Operations assumes the same rate of gross investment income for the investments of Madison. Pro Forma operating expenses include the actual expenses of Madison. The expected expenses of the combined Fund should be lower in light of the elimination of the 12b-1 expense and the sharing of certain expenses with the other GIT Income Trust portfolios.

4.  CONTINGENT ORGANIZATIONAL AND DISTRIBUTION EXPENSES
 Madison began amortizing organizational expenses of $15,199 on August 31, 1992. To the extent any such expenses remain unpaid as of the proposed reorganization, such expenses will be waived by Madison Investment Advisors, Inc. Likewise, as of December 31, 1996, unreimbursed distribution expenses of $42,218 had not been collected and will be waived by Madison Investment Advisers, Inc. at reorganization. Neither payment schedule will be accelerated prior to the proposed reorganization.